                                                                   Exhibit 10.18
________________________________________________________________________________


                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT



                                  PJVA, INC.
                              10054 ROBIOUS ROAD
                           RICHMOND, VIRGINIA  23235


________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                            Page
                                                            ----
RECITALS....................................................   1

1.   Grant..................................................   1

2.   Term, Renewal and Expiration...........................   2

3.   Franchise Fees and Payments............................   4

4.   Franchisor Services....................................   5

5.   Territorial Provisions.................................   6

6.   Premises...............................................   7

7.   Proprietary Marks......................................   8

8.   Advertising............................................   9

9.   Telephone Number.......................................  13

10.  Construction, Design and Appearance; Equipment.........  14

11.  Operations; Standards of Quality; Inspections..........  15

12.  Products; Commissary; Menu.............................  18

13.  Reports................................................  18

14.  Transfers; Franchisor's Right of First Refusal.........  20

15.  Death, Incapacity or Dissolution.......................  23

16.  Additional Covenants of Franchisee.....................  24

17.  Trade Secrets and Confidential Information.............  26

18.  Insurance..............................................  26

19.  Termination by Franchisor..............................  27

20.  Obligations upon Termination or Expiration.............  30

21.  Independent Contractor; Indemnification................  31

22.  Franchisee Representations.............................  32

23.  Governing Law, Jurisdiction and Venue..................  33

24.  Notices................................................  33

25.  Miscellaneous..........................................  34

GUARANTY OF FRANCHISEE'S OBLIGATIONS........................  36

EXHIBIT A...................................................  38

EXHIBIT B...................................................  42

EXHIBIT C...................................................  45

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT
                              -------------------

                           SINGLE LOCATION FRANCHISE



     THIS FRANCHISE AGREEMENT ("Agreement") is made and entered into as of the _____ day of August 1992, by and between PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation ("Franchisor"), and PJVA, INC., a Virginia corporation ("Franchisee").


     RECITALS:
     --------


     A. Franchisor has expended time, money and effort to develop a unique system for operating retail outlets specializing in carry-out and delivery of pizza and other food items. (The methods of operation are referred to herein as the "System"; the chain of current and future Papa John's Pizza outlets are referred to as the "Papa John's Pizza Chain" or the "Chain.")

     B. The distinguishing characteristics of the System include the name "Papa John's," special recipes for the making of pizza and other foods, unique interior and exterior building design and appearance, the use of only top-quality ingredients, and consistency and uniformity of products and services, all of which may be improved, amended and further developed by Franchisor from time to time.

     C. Franchisor identifies its goods and services with certain service marks, trade names and trademarks, including, but not limited to, "Papa John's," and "Papa John's Pizza," as well as certain other trademarks, service marks, slogans, logos and emblems which have been and which may hereafter be designated by Franchisor for use in connection with the System (the "Marks").

     D. Franchisor and Franchisee now desire to enter into this Agreement regarding the operation of one Papa John's Pizza outlet under the System and the Marks at the location listed below (the "Outlet").


     NOW, THEREFORE, the parties agree as follows:

     1.   GRANT.  Subject to the terms and conditions of this Agreement and the
          -----
continuing faithful performance thereof by the Franchisee, Franchisor hereby grants to Franchisee the non-exclusive right and franchise (the "Franchise") to operate one retail outlet under the System and the Marks which shall be located at:

               10054 Robious Road
               Richmond, Virginia  23235

                    (the "Location")

     Pursuant to this grant, Franchisee, at its own expense, shall construct or remodel, and equip, staff, open and operate the Outlet at the Location. Unless otherwise agreed, the Franchisee shall commence operating the Outlet within 60 days after the execution of this Agreement, and shall diligently operate such business in accordance with this Agreement for the Term stated herein.

     2.   TERM, RENEWAL AND EXPIRATION.
          ----------------------------

          (A)  INITIAL TERM.  The Franchise shall be for a term of ten (10)
               ------------
years from the date of this Agreement, unless sooner terminated as provided herein (the "Initial Term").

          (B)  RENEWAL OF AGREEMENT.  This Agreement shall not automatically
               --------------------
renew upon the expiration of the Initial Term. Franchisee may, however, renew this Agreement for one additional five (5) year term ("Renewal Term") if, and only if, each and every one of the following conditions has been satisfied:

               (I) Franchisee has given Franchisor written notice of its desire to renew the Franchise not less than three months nor more than six months prior to the end of the Initial Term; provided that if Franchisor has not received notice from Franchisee of its desire to renew within such period, Franchisor will notify Franchisee and Franchisee shall have a period of 10 days thereafter within which to submit the renewal notice;

               (II) Franchisee shall be in full compliance with this Agreement and there shall be no uncured default by Franchisee hereunder, and there shall have been no series of material defaults by Franchisee during the Initial Term (i.e., an abnormal frequency of defaults or a default that has occurred repeatedly, or a combination thereof), whether or not such defaults were cured, and all debts and obligations of Franchisee under this Agreement shall be current, including Franchisee's obligations to the Marketing Fund and each Cooperative of which Franchisee is a member;

               (III) Franchisee secures the right to continue possession of the Premises for a period at least equal to the Renewal Term, or alternatively Franchisee secures premises at another location approved by Franchisor for the same period;

               (IV) Franchisee executes and delivers to Franchisor a general release, in the form prescribed by Franchisor, releasing, to the fullest extent permitted under the laws of the state where the Outlet is located, all claims that Franchisee may have against Franchisor and its affiliates and subsidiaries, and their respective officers, directors, shareholders and employees in both their corporate and individual capacities.

          (C)  TERM.  As used in this Agreement, "Term" shall mean the Initial
               ----
Term or the Renewal Term, as the case may be.

          (D)  RENEWAL OF FRANCHISE.  This Agreement shall not automatically
               --------------------
renew and Franchisee shall not have an option to renew this Agreement upon the expiration of the Renewal Term, if applicable. Franchisee may, however, renew the Franchise if, and only if, each and every one of the following conditions has been satisfied:

               (I) Franchisee has given Franchisor written notice of its desire to renew the Franchise not less than three months nor more than six months prior to the end of the Renewal Term; provided that if Franchisor has not received notice from Franchisee of its desire to renew within such period, Franchisor will notify Franchisee and Franchisee shall have a period of 10 days thereafter within which to submit the renewal notice;

               (II) Franchisee shall be in full compliance with this Agreement and there shall be no uncured default by Franchisee hereunder, nor any series of defaults by Franchisee during the Term whether or not such defaults were cured, and all debts and obligations of Franchisee under this Agreement shall be current, including Franchisee's obligations to the Marketing Fund and each Cooperative of which Franchisee is a member;

               (III) Franchisee executes and delivers to Franchisor, within 30 days after delivery to Franchisee, the form of Papa John's Franchise Agreement being offered to new franchisees on the date Franchisee gives the notice under
Section 2.(d)(i), above, including all exhibits and Franchisor's other then-current ancillary agreements, which agreements shall supersede this Agreement in all respects, and the terms and conditions of which may substantially differ from this Agreement; provided that (A) such Franchise Agreement shall provide for an initial term of not less than ten (10) years and a renewal term of not less than five (5) years, and (B) that the Royalty under such agreement shall not be greater than five percent (5%), and (C) such new Franchise Agreement shall not reduce the Territory granted to Franchisee hereunder;

               (IV) Franchisee secures the right to continue possession of the Premises for a period at least equal to the term of the Franchise Agreement to be executed as provided in Section 2.(d)(iii), above, or alternatively Franchisee secures premises at another location approved by Franchisor for the same period;

               (V) Franchisee executes and delivers to Franchisor a general release, in the form prescribed by Franchisor, releasing, to the fullest extent permitted under the laws of the state where the Outlet is located, all claims that Franchisee may have against Franchisor and its affiliates and subsidiaries, and their respective officers, directors, shareholders and employees in both their corporate and individual capacities; and

               (VI) Franchisee shall make, or provide for in a manner satisfactory to Franchisor, such renovation and re-equipping of the Outlet as Franchisor may require, including, without limitation, renovation or replacement of signs, equipment, furnishings, fixtures and decor, to reflect the then-current standards and image of the System; provided, however, that substantial renovation and re-equipping shall not be required if Franchisee has substantially renovated the Outlet within the two-year period immediately preceding the end of the Renewal Term.

          (E)  EXPIRATION.  Renewal of the Franchise after the Renewal Term
               ----------
shall not constitute a renewal or extension of this Agreement, but shall be condi tioned upon satisfaction of the above provisions and shall, upon expiration of the Renewal Term, be governed by the Franchise Agreement then executed by Fran chisee. If Franchisee fails to meet any of the conditions under
Section 2.(b) above with respect to the renewal of this Agreement, or under
Section 2.(d) above with respect to renewal of the Franchise, then the Franchise shall automatically expire at the end of the Initial Term or the Renewal Term, as the case may be.

     3.   FRANCHISE FEES AND PAYMENTS.
          ---------------------------

          (A)  INITIAL FRANCHISE FEE AND ROYALTIES.  In consideration of the
               -----------------------------------
grant of the Franchise, Franchisee agrees to pay Franchisor the following fees:

               (I) An Initial Franchise Fee of $15,000 which shall be paid upon the execution of this Agreement and which shall be deemed fully earned and is non-refundable.

               (II) A continuing royalty (the "Royalty") of four percent (4.0%) of the "Net Sales" of the Outlet for each "Period" (as defined in Section
13); provided that any time after the Initial Term of this Agreement Franchisor may increase the Royalty to as much as five percent (5%) of Net Sales for the remainder of the Initial Term and the Renewal Term, if applicable. However, Franchisor may increase the Royalty only if Franchisor's form of Franchise Agreement being offered to new Papa John's Pizza franchisees at the time of the increase provides for a Royalty equal to or greater than five percent (5%). Net Sales shall mean the gross sales of the Outlet (whether such sales are evidenced by cash, check, credit, charge account or otherwise), less sales tax collected on such sales and paid to the State. The Royalty is due on the tenth (10th) day of the month following each Period.

          (B)  PAYMENTS.  Prior to the opening of the Outlet (and thereafter as
               --------
requested by Franchisor), Franchisee shall execute and deliver to Franchisor and Franchisee's bank all forms and documents that may be required to permit Franchisor to debit Franchisee's bank account (either by check or electronically) the amount of each Period's Royalty. The Royalty shall be debited on the 10th of each month, or if the 10th falls on a weekend or bank holiday, then on the next business day. Franchisee shall report its Net Sales for each Period by telephone or in writing on or before the seventh (7th) day of the month following each Period. Such reporting shall be in addition to all other reporting requirements under Section 13. If Franchisee fails to report its Net Sales on a timely basis, Franchisor may estimate the Net Sales of the Outlet for such Period and debit Franchisee's bank account the amount of the Royalty based on such estimate. If an estimate results in an overpayment, Franchisor shall deduct the amount of the overpayment from the next Period's Royalty. Any deficiency resulting from such estimate may be added to the next Royalty payment due and debited against Franchisee's bank account. Franchisee shall notify Franchisor at least 15 days prior to closing or making any change to the account against which such debits are to be made. If such account is closed or ceases to be used, Franchisee shall immediately provide all documents and information necessary to permit Franchisor to debit the amounts due from an alternative account. Franchisee acknowledges that the foregoing requirements are only a method to facilitate prompt and timely payment of amounts due and shall not affect any obligation or liability of the parties for amounts owed. If for any reason Franchisee's account cannot be debited, Franchisee shall submit its payments by check on or before the dates when due. Franchisee shall indemnify and hold Franchisor harmless from and against all damages, losses, costs and expenses resulting from any dishonored debit against Franchisee's account, regardless whether resulting from the act or omission of Franchisee or Franchisee's bank; provided that Franchisee shall not be obligated to indemnify Franchisor for any dishonored debit caused by Franchisor's negligence or mistake.

     4.   FRANCHISOR SERVICES.  During the Term, Franchisor agrees to provide to
          -------------------
Franchisee the following services:

          (A) specifications for the design of the Outlet and related facilities to be used in the operation of the Outlet;

          (B) specifications for fixtures, furnishings, decor, signs and equipment;

          (C) the names and addresses of designated and approved suppliers, and standards and specifications for (i) all food products, beverages, ingredients and cooking materials sold from or used in the operation of the Outlet, and (ii) all containers, boxes, cups, packaging, menus, uniforms and other products and materials used in connection with the operation of the Outlet;

          (D) a pre-opening management training program for the "Principal Operator" (as defined in Section 11.(a)) and one or more approved managers, and such other persons as Franchisor may reasonably designate, and such other training for employees of Franchisee at the locations and for such periods as may be designated by Franchisor from time to time; provided that Franchisee shall be responsible for all expenses incurred by such persons in connection with training, including, without limitation, all costs of travel, lodging, means and wages;

          (E) Franchisor's supervision and periodic inspections and evaluations of the Franchisee's operation as described more fully in Section 11.(j), which supervision, inspections and evaluations shall be conducted at such times and in such manner as shall be reasonably determined by Franchisor; and

          (F) Franchisor shall communicate to Franchisee information relating to the operation of a Papa John's Pizza outlet, and to the extent necessary or pertinent to the operation of the Outlet, Franchisor's know-how, new developments, techniques and improvements in the areas of restaurant management, employee training, marketing and food preparation and service.

     5.   TERRITORIAL PROVISIONS.
          ----------------------

          (A)  TERRITORY.  Subject to the provisions of this Section 5,
               ---------
Franchisor agrees that during the Term it will not locate nor license another to locate a Papa John's Pizza outlet within a three-mile radius of the Location; provided that in no event shall this radius extend outside the boundaries of the "Development Area" as defined in the Development Agreement pursuant to which the parties are entering into this Agreement (the "Territory"). Franchisor does not warrant or represent that no other Papa John's Pizza outlet will solicit or make any sales within the Territory, and Franchisor shall have no duty to protect Franchisee from any such sales, solicitations, or attempted sales. Franchisee recognizes and acknowledges that (i) it will compete with other Papa John's Pizza outlets which are now, or which may in the future be, located near or adjacent to Franchisee's Territory, and (ii) that such outlets may be owned by Franchisor or third parties, or both.

          (B)  OTHER BUSINESSES.  Franchisee understands and agrees that
               ----------------
Franchisor reserves the right, either directly or through affiliated entities, to operate or franchise or license others to operate or franchise, restaurants, food establish ments or businesses other than Papa John's Pizza outlets and Franchisee agrees that Franchisor and its affiliates may do so within the Territory; provided, that such restaurants or food establishments do not sell pizza on a delivery basis, or primarily on a carry-out basis.

          (C)  OTHER METHODS OF DISTRIBUTION.  Franchisor also reserves the
               -----------------------------
right, directly or through third parties, to manufacture or sell, or both, within the Franchisee's Territory, pizza and other products which are the same as or similar to those sold in Papa John's Pizza outlets using brand names which are the same as, or similar to, the Marks, provided that such items are not sold through restaurant outlets or on a pre-cooked, ready-to-eat basis.

     6.   PREMISES.
          --------

          (A)  LEASED PREMISES.  If Franchisee intends to lease the premises
               ---------------
where the Outlet will be operated (the "Premises"), Franchisee shall submit one copy of all proposed leases to Franchisor for approval prior to the execution of any such lease. Approval by Franchisor of any such lease means only that the lease meets Franchisor's minimum requirements and is not a warranty as to the success of the Franchise or the appropriateness of such lease or any of its terms. Franchisee shall submit to Franchisor executed copies of all such leases immediately after execution and at such other times as Franchisor may request. The term of all leases plus all options for the Franchisee to renew shall together equal or exceed the Term. All leases pertaining to the Premises shall also include an Addendum in the form of Exhibit C attached hereto, or shall contain terms and conditions substantially similar to those contained in Exhibit C which Franchisor approves.

          (B)  OWNED PREMISES.  If the Franchisee intends to own the Premises,
               --------------
Franchisee shall furnish to Franchisor proof of ownership prior to the date Franchisee commences any construction or remodeling of the Premises. If Fran chisee has not done so within ten days after the expiration or termination of the Franchise Agreement, Franchisor may enter the Premises, without being guilty of trespass and without incurring any liability to Franchisee, to remove all signs and other items identifying the Premises as a Papa John's Pizza outlet and to make such other modifications as are reasonably necessary to protect the Marks and the Papa John's System, and to distinguish the Premises from Papa John's Pizza outlets. Provided, however, that this obligation of Franchisee shall be conditioned upon Franchisor giving Franchisee prior notice of the modifications to be made and the items removed.

          (C)  SUITABILITY OF PREMISES.  Regardless of whether the Premises are
               -----------------------
owned or leased, it shall be the responsibility of Franchisee to determine that the Premises can be used, under all applicable laws and ordinances, for the purposes provided herein and that they can be constructed or remodeled in accordance with the terms of this Agreement and Franchisee shall obtain all permits and licenses that may be required to construct, remodel and operate the Outlet. Franchisee agrees that the Premises will not be used for any purpose other than the operation of the Outlet in compliance with this Agreement.

          (D)  RELOCATION; ASSIGNMENTS.  Franchisee shall not, without first
               -----------------------
obtaining Franchisor's written consent: (i) relocate the Outlet; or (ii) materially alter, amend or modify any lease, or make or allow any transfer, sublease or assignment of its rights under any lease pertaining to the Premises. Such consent shall not be unreasonably withheld.

     7.   PROPRIETARY MARKS.
          -----------------

          (A)  OWNERSHIP; USE BY OTHERS.  Franchisee agrees that Franchisor is
               ------------------------
the owner of the Marks and all goodwill associated with or generated by the use of the Marks, and that Franchisee's use of the Marks does not vest Franchisee with any interest in the Marks other than the non-exclusive license to use the Marks granted herein. Franchisee shall execute any documents deemed necessary by Franchisor or its counsel for the protection of the Marks or to maintain their validity or enforceability, or to aid Franchisor in acquiring rights in or in registering any of the Marks or any trademarks, trade names, service marks, slogans, logos and emblems subsequently adopted by Franchisor. Franchisee shall give notice to Franchisor of any knowledge that Franchisee acquires concerning the use by others of the same or similar names or marks. Franchisee shall cooperate with Franchisor in any suit, claim or proceeding involving the Marks or their use to protect Franchisor's rights and interests in the Marks.

          (B)  USE OF MARKS.  Franchisee shall use the Marks only in connection
               ------------
with the operation of the Outlet at the Location specified herein, and shall use them only in the manner authorized by Franchisor. Franchisee shall prominently display the Marks in the manner prescribed by Franchisor on all signs, plastic and paper products, and other supplies and packaging materials designated by Franchisor. Franchisee shall not fail to perform any act required under this Agreement, or commit any act which would impair the value of the Marks or the goodwill associated with the Marks. Franchisee shall not at any time engage in any business or market any product or service under any name or mark which is confus ingly or deceptively similar to any of Franchisor's Marks. Franchisee shall not use any of the Marks as part of its corporate or trade name and shall not use any trademark, trade name, service mark, logo, slogan or emblem in connection with the Outlet that has not been authorized by Franchisor. Franchisee shall obtain such fictitious or assumed name registrations as may be required by Franchisor or applicable state law.

          (C)  DESIGNATION AS FRANCHISEE.  Franchisee shall identify itself as
               -------------------------
the owner of the Franchise in conjunction with the use of the Marks, including, without limitation, on checks, invoices, receipts and contracts, as well as at conspicuous locations on the Premises in a form which specifies Franchisee's name, followed by the phrase "A franchisee of Papa John's International, Inc." or such other phrase as Franchisor directs.

          (D)  DISCONTINUANCE OF USE; ADDITIONAL MARKS.  In the event that a
               ---------------------------------------
court of competent jurisdiction should order, or if Franchisor in its sole discretion should deem it necessary or advisable, Franchisee shall modify or discontinue use of any Mark. Franchisee shall comply with the Franchisor's directions regarding any such Mark within 30 days after receipt of notice from Franchisor. Franchisor shall not be obligated to compensate Franchisee for any costs or expenses incurred by Franchisee in connection with any such modification or discontinuance. Franchisee shall also use such additional or substitute Marks as Franchisor shall direct.

     8.   ADVERTISING.
          -----------

          (A)  CONTRIBUTIONS AND EXPENDITURES.  Recognizing the value of
               ------------------------------
advertising and the importance of the standardization of advertising to the fur therance of the goodwill and public image of the System, Franchisor and Franchisee agree as follows:

               (I)    GRAND-OPENING ADVERTISING.  Franchisee shall expend for
                      -------------------------
grand-opening advertising to publicize the existence and opening of the Outlet such amounts as Franchisor may reasonably require (not to exceed $2,000), which advertising shall be in such form as designated or approved by Franchisor and which shall be conducted prior to commencement of and during the first two months of operation of the

Outlet. Franchisee may expend additional amounts on such advertising, provided the form and content is approved by Franchisor as provided in Section 8.(e).

               (II)   MONTHLY CONTRIBUTIONS AND EXPENDITURES.  Each month during
                      --------------------------------------
the Term, Franchisee shall make the following contributions and expenditures for advertising:

                      (A) Franchisee shall contribute to the "Marketing Fund," as defined in Section 8.(b), such amount as the Board of Directors of the Marketing Fund (the "Board") may designate from time to time, which amount shall not exceed one and one-half percent (1-1/2%) of the monthly Net Sales of the Outlet, except as set forth in (iii), below.

                      (B) Franchisee shall contribute to the "Cooperative," as defined in Section 8.(c), such amount as the governing body of the Cooperative may designate from time to time, which amount shall not exceed two and one-half percent (2-1/2%) of the monthly Net Sales of the Outlet, except as set forth in (iii), below.

                      (C) Franchisee shall expend such amounts as Franchisor may designate from time to time for local advertising as provided in
     Section 8.(d); provided, that the aggregate amount that Franchisee may be required to spend on local advertising together with Franchisee's Marketing Fund contributions will not exceed four percent (4%) of the Net Sales of the Outlet, and provided further that Franchisee's expenditures for grand-opening advertising under (i), above, shall be credited against Franchisee's local advertising obligations.


               (III)  INCREASES IN CONTRIBUTIONS.
                      --------------------------

                      (A)  MARKETING FUND CONTRIBUTIONS.  The Board may increase
                           ----------------------------
     the maximum required contribution to the Marketing Fund to two percent (2%) of Net Sales, provided such increase is approved by the owners of not less than sixty percent (60%) of the outlets required to contribute to the Marketing Fund (including both Franchisor-owned and franchised outlets). Any increase in the required contribution to the Marketing Fund in excess of two percent (2%) of Net Sales must be approved by not less than two-thirds (2/3) of the outlets required to contribute to the Marketing Fund (including both Franchisor-owned and franchised outlets).

                      (B)  COOPERATIVE CONTRIBUTIONS.  The governing body of the
                           -------------------------
     Cooperative may increase the maximum required contribution to the Cooperative to a percentage of Net Sales in excess of two and one-half percent (2 1/2%), provided that any such increase is approved by Franchisor and is also approved by not less than two-thirds (2/3) of the outlets required to contribute to the Cooperative (including both Franchisor-owned and franchised outlets).

     Franchisor's decision on any proposed increase above two and one-half percent of Net Sales shall be final.

          (B)  MARKETING FUND.  Papa John's Marketing Fund, Inc., a Kentucky
               --------------
nonstock, nonprofit corporation (the "Marketing Fund"), has been organized for the purposes set forth in the Articles of Incorporation and By-Laws of the Marketing Fund, as they may be amended from time to time. Franchisee shall automatically become a non-voting member of the Marketing Fund upon the execution of this Agreement, and prior to the opening of the Outlet, Franchisee shall execute and deliver to the Marketing Fund an Advertising Agreement in the form prescribed by the Board.

               (i) Franchisee agrees and acknowledges that the Marketing Fund is intended to increase recognition of the Marks and to further the public image and acceptance of the System and that neither Franchisor nor the Marketing Fund nor the directors the Marketing Fund undertake any obligation to ensure that expenditures by the Marketing Fund in or affecting any geographic area are pro portionate or equivalent to contributions to the Marketing Fund by Papa John's Pizza outlets operating in such geographic area or that the Franchisee or the Outlet will benefit directly or in proportion to its contribution to the Marketing Fund. Neither Franchisor nor any of its officers, directors, agents or employees shall be deemed a fiduciary or trustee of the contributions to, or the assets of, the Marketing Fund. Neither Franchisor nor the Marketing Fund, nor any of their respective officers, directors, agents or employees, shall be liable to Franchisee with respect to the maintenance, direction or administration of the Marketing Fund, including without limitation, with respect to contributions, expenditures, investments or borrowings, except for acts constituting willful misconduct.

               (ii) Franchisor shall make contributions to the Marketing Fund for each outlet that it owns on the same basis as required of comparable franchisees within the System.

               (iii) As long as Franchisee is in compliance with the Advertising Agreement and the Articles and By-Laws of the Marketing Fund, Franchisee will be furnished with advertising materials which were produced by or for the Marketing Fund for System-wide distribution on the same terms and conditions as such materials are furnished to other franchisees.

               (iv) Franchisee shall make its monthly contribution to the Marketing Fund on the date and in the manner provided for in the Advertising Agreement and the By-Laws and shall submit such statements and reports as the Board may designate from time to time. The Board may designate from time to time one or more accounts to which such contributions shall be made, and Franchisee shall make such payments by separate checks. Contributions to the Marketing Fund may be used to defray expenses of Franchisor only to the extent of the administrative costs and overhead that Franchisor may reasonably incur in rendering services to the Marketing Fund.

               (v) The funds collected by the Marketing Fund, and any earnings thereon, are not and shall not be an asset of Franchisor or any franchisee.

               (vi) Although the Marketing Fund is intended to be of perpetual duration, the Board has the right to terminate the Marketing Fund. However, the Marketing Fund shall not be terminated until all monies held by it have been expended for the purposes set forth in its Articles of Incorporation and By-Laws or distributed as permitted by law.

          (C)  REGIONAL COOPERATIVE ADVERTISING.  Franchisee agrees that
               --------------------------------
Franchisor shall have the right, in its sole discretion, to designate from time to time a geographical area in which the Outlet is located for the purpose of establishing an advertising cooperative (the "Cooperative"). If a Cooperative has been established applicable to the Outlet at the time Franchisee commences operations hereunder, Franchisee shall immediately become a member of such Cooperative. If a Cooperative applicable to the Outlet is established at any later time during the Term, Franchisee shall become a member of such Cooperative no later than thirty (30) days after the date on which the Cooperative commences operation. In no event shall the Outlet be required to contribute to more than one Cooperative. The following provisions shall apply to each Cooperative:

               (i) Each Cooperative shall be organized and governed in a form and manner, and shall commence operation on a date, approved in advance by Franchisor in writing.

               (ii) Each Cooperative shall be organized for the purposes of producing and conducting general advertising programs and activities for use in and around the applicable geographic area and developing standardized promotional materials for use by the members.

               (iii) Franchisor shall make contributions to each Cooperative of which it is a member on the same basis as required of comparable franchisees within the System.

               (iv) No advertising programs or materials may be used by the Cooperative or furnished to its members, and no advertising or promotional activities may be conducted by the Cooperative, without the prior written approval of Franchisor. All such programs, materials and planned activities shall be submitted to Franchisor for approval in accordance with the procedure set forth in Section 8.(e), below.

               (v) Subject to the provisions of Section 8.(a)(ii), above, each Cooperative shall have the right to require its members to make contributions to the Cooperative in such amounts as are determined by the governing body of the Cooperative.

               (vi) Franchisee shall make its contributions to the Cooperative on the date and in the manner designated by the Cooperative. Franchisee shall also submit such statements and reports as may be designated from time to time by the Cooperative. The Cooperative shall submit to Franchisor such statements and reports as Franchisor may designate from time to time.

               (vii) Franchisor, in its sole discretion, may, upon written request of a franchisee stating reasons supporting such request, grant to any franchisee an exemption from the requirement of membership in a Cooperative. Such an exemption may be for any length of time and may apply to one or more outlets owned by such franchisee. If an exemption is granted to a franchisee, such franchisee may be required to expend on local advertising the full amount that would otherwise be payable to the Cooperative. Franchisor may also exempt one or more outlets owned or controlled by Franchisor from the requirement of membership in a Cooperative for such periods as Franchisor reasonably deems appropriate. Franchisor's decision concerning an exemption shall be final.

          (D)  LOCAL ADVERTISING.  Subject to the limits set forth in Section
               -----------------
8.(a)(ii), above, Franchisee agrees to spend for local advertising such percentage of its Net Sales as Franchisor may from time to time direct. Franchisee shall submit verification of its local advertising expenditures at such times and in such form as may be requested by Franchisor from time to time.

               (I)    SUPPLEMENTAL ADVERTISING.  Franchisee shall have the right
                      ------------------------
to conduct, at its separate expense, supplemental advertising in addition to the expenditures specified herein. All such supplemental advertising shall either have been prepared or previously approved by Franchisor within the 90-day period preceding their intended use, or shall be approved by Franchisor as provided in
Section 8.(e).

               (II)   YELLOW PAGES ADVERTISING.  Franchisee shall, at its own
                      ------------------------
expense, obtain (or contribute to the cost of obtaining) a listing for the Outlet in each "yellow pages" and other telephone directory serving the Territory and each such listing shall be of the style, format and size, and in such form, as may be specified by Franchisor from time to time.

          (E)  APPROVAL BY FRANCHISOR.  Prior to their use by the Cooperative or
               ----------------------
by Franchisee, samples of all advertising and promotional materials not prepared or previously approved by Franchisor within the 90-day period preceding their intended use shall be submitted to Franchisor for approval. If disapproval is not received within twenty (20) days from the date of receipt by Franchisor of such materials, Franchisor shall be deemed to have given the required approval. Neither the Cooperative nor Franchisee shall use, and shall cease using, any advertising or promotional materials that Franchisor may at any time disapprove, regardless whether any such items had been previously approved by Franchisor.

          (F)  FRANCHISOR ADVERTISING.  Franchisor may from time to time expend
               ----------------------
its own funds to produce such promotional materials and conduct such advertising as it deems necessary or desirable. In any advertising conducted solely by or for Franchisor, Franchisor shall have the sole discretion to determine the products and geographical markets to be included, and the medium employed and Franchisor shall not have any duty or obligation to supply Franchisee with any advertising or promotional materials produced by or for Franchisor at its sole expense.

          (G)  OWNERSHIP OF ADVERTISING.  Franchisor shall be the sole and
               ------------------------
exclusive owner of all materials and rights which result from advertising and marketing programs produced and conducted, whether by Franchisee, Franchisor, the Cooperative or the Marketing Fund. Any participation by Franchisee in any advertising, whether by monetary contribution or otherwise, shall not vest Franchisee with any rights in the Marks employed in such advertising or in any tangible or intangible materials or rights, including copyrights, generated by such advertising. If requested by Franchisor, Franchisee shall assign to Franchisor any contractual rights or copyright it acquires in any advertising.

     9.   TELEPHONE NUMBER.  The only telephone number assigned to the Outlet is
          ----------------
804/330-9000. Upon termination or expiration of the Franchise, Franchisee shall either assign such telephone numbers to Franchisor, if so requested, or cease using such telephone number. In no event shall Franchisee use such number for any other business. Franchisee further covenants that in the event it obtains any additional or substitute telephone service or telephone number at the Outlet, it will promptly notify Franchisor and such additional or substitute number shall be subject to this Agreement.

     10.  CONSTRUCTION, DESIGN AND APPEARANCE; EQUIPMENT.
          ----------------------------------------------

          (A)  CONSTRUCTION.  Franchisee agrees that it will construct or
               ------------
remodel the Premises at the approved Location in accordance with Franchisor's construction plans (if the Premises are to be constructed) and design, layout and decor specifications. Such specifications will be provided by Franchisor. Franchisee shall purchase or lease the pizza preparation, beverage dispensing, storage and other equipment, displays, fixtures, and furnishings that Franchisor designates. Franchisee shall make no changes to any building plan, design, layout or decor, or any equipment or signage without the prior written consent of Franchisor, and shall maintain the interior and exterior decor in such manner as may be prescribed from time to time by Franchisor. In connection with these requirements, Franchisee shall have executed and delivered to Franchisor, on or before the date hereof, a Papa John's Construction Agreement, including all information required therein. A copy of the Construction Agreement is incorporated herein by reference.

          (B)  SIGNS.  Franchisee shall prominently display, at its own expense,
               -----
both on the interior and exterior of the Premises, advertising signs in such form, color, number, location and size, and containing such Marks, logos and designs as Franchisor shall designate. Such signs shall be obtained from a source designated or approved by

Franchisor. Franchisee shall obtain all permits and licenses required for such signs and shall also be responsible for ensuring that all signs comply with all laws and ordinances. Franchisee shall not display in or upon the premises any sign or advertising of any kind to which Franchisor objects.

          (C)  REMODELING AND RE-EQUIPPING.  Franchisee agrees that it will,
               ---------------------------
within three (3) months from the date of written notice from Franchisor, remodel or re-equip the Outlet in accordance with the specifications provided by the Franchisor. Such remodeling and re-equipping may include, without limitation, replacing worn out, obsolete, or dated equipment, fixtures, furnishings and signs; structural modifications; redecorating; or purchasing more efficient or improved equipment. Franchisor may require Franchisee to perform remodeling and to purchase equipment at such times as Franchisor, in its sole discretion, deems necessary and reasonable; provided, that Franchisor may not require any significant remodeling of the Outlet during the first three years of the Initial Term. FRANCHISEE ACKNOWLEDGES THAT EQUIPMENT, ALTERATIONS AND RENOVATIONS REQUIRED BY FRANCHISOR MAY INVOLVE SUBSTANTIAL ADDITIONAL INVESTMENT BY FRANCHISEE DURING THE TERM OF THIS AGREEMENT.

     11.  OPERATIONS; STANDARDS OF QUALITY; INSPECTIONS.
          ---------------------------------------------

          (A)  PRINCIPAL OPERATOR.  Franchisee shall designate an individual to
               ------------------
serve as the "Principal Operator" the Outlet. The Principal Operator shall meet the following qualifications:

               (I) The Principal Operator shall own at least a five percent (5%) equity interest in the Franchisee, provided that Franchisee shall not be in default if the Principal Operator is entitled to a bonus of not less than five percent (5%) of the net profits of the Outlet, payable after the end of each Period, and also has the right to acquire not less than a five percent (5%) equity interest in the Franchisee within 12 months of his or her hire date, which rights shall be evidenced by a written agreement between the Principal Operator and the Franchisee. Franchisee shall provide Franchisor with a copy of any such agreement upon request. Once the Principal Operator has acquired an equity interest in the Franchisee, he or she must continue to own that interest (or a greater interest) during the entire period he or she serves as the Principal Operator.

               (II) The Principal Operator shall devote full time and best efforts to the supervision and conduct of the development and operation of the Outlet and shall execute Exhibit A attached hereto, and shall also execute the Guaranty and Exhibit B at such time he or she becomes an owner of an interest in the Franchisee.

               (III) The Principal Operator shall be a person approved by Franchisor who shall complete Franchisor's initial training requirements and who shall participate in and complete to Franchisor's satisfaction all additional training as may be reasonably designated by Franchisor.

     If, at any time for any reason, the Principal Operator no longer qualifies to act as such, Franchisee shall promptly designate another Principal Operator subject to the same qualifications listed above. Any sale or transfer of any portion of the Principal Operator's interest in the Franchisee, if any, which would reduce the Prin cipal Operator's equity interest or voting rights in Franchisee to less than five percent (5%) of the total shall be deemed a transfer of an interest and shall be subject to the terms and conditions of
Section 14 hereof; and any failure to comply with such terms and conditions shall be deemed a default by Franchisee under this Agreement. However, if the Principal Operator owns five percent (5%) or less of the Franchisee, then a transfer of the Principal Operator's interest to the Franchisee, another shareholder or partner of Franchisee or to a successor Principal Operator shall not require Franchisor's consent, shall not be subject to Franchisor's right of first refusal and no transfer fee shall be required. Franchisee shall promptly notify Franchisor in writing of any such transfer and provide all information about the transferee and the terms of the transfer as Franchisor may reasonable request.

          (B)  MANAGEMENT OF THE OUTLET.  The Principal Operator and one or more
               ------------------------
competent managers approved by Franchisor (who shall have completed Franchisor's initial training program to Franchisor's satisfaction) shall personally devote their full time and best efforts to the management and operation of the Outlet in order to ensure compliance with this Agreement and to maintain Franchisor's high standards. Management responsibility shall include, without limitation, presence of the Principal Operator or a manager at the Outlet during all business hours; maintaining the highest standards of product quality and consistency; maintaining the Outlet in the highest condition of sanitation, cleanliness and appearance; and supervising employees to ensure that the highest standard of service is provided and to ensure that Franchisee's employees deal with customers, suppliers, Franchisor, and all other persons in a courteous and polite manner.

          (C)  COMPLIANCE WITH FRANCHISOR'S STANDARDS.  Franchisee shall operate
               --------------------------------------
the Outlet through strict adherence to Franchisor's standards, specifications and policies as they now exist, and as they may from time to time be modified. Such standards and policies include, without limitation: (i) specifications and preparation methods for food and beverages; (ii) hours of operation; (iii) menu items and services offered; (iv) employee uniform requirements and specifications; and (v) use of specified emblems and Marks on containers, bags, boxes, napkins, and other products.

          (D)  TRAINING.  Should any employee or prospective employee of
               --------
Franchisee perform work which in Franchisor's judgment requires additional training, skills or knowledge, such employee shall take part in such training and instruction as shall be directed by Franchisor. Franchisee shall be solely responsible for all wages, travel and living expenses, and all other costs incurred by Franchisee and Franchisee's employees in connection with any training or instruction provided by Franchisor. Franchisee shall also, at its own expense, conduct at the Outlet such training and instruction, using such materials, equipment and supplies, as Franchisor may require in the Manuals or otherwise in writing.

          (E)  MANUALS.  Franchisor will lend Franchisee one or more manuals
               -------
which shall contain (i) the mandatory and suggested specifications, standards and operating procedures prescribed from time to time by Franchisor and (ii) information relative to other obligations of Franchisee hereunder and the operation of the Outlet (the "Manuals"). The Manuals shall at all times remain the sole property of Franchisor. Franchisor may, from time to time, revise the contents of the Manuals. To the extent that Franchisor shall deem it necessary or appropriate, Franchisor will provide Franchisee with policy and procedure statements or other written notice of specifications, standards and procedures. Franchisee agrees to promptly adopt and use the formulas, methods, procedures, policies, menus, recipes, food products and other standards and specifications contained in the Manuals, policy and procedure statements and other written notices as issued from time to time by Franchisor. Franchisee acknowledges and agrees that all information in the Manuals, policy and procedure statements and other notices constitute confidential information and trade secrets, and shall not be disclosed at any time by Franchisee. Franchisee shall not copy any part of the Manuals or any other communication or information provided by Franchisor.

          (F)  VARIATIONS IN STANDARDS.  Because complete and detailed
               -----------------------
uniformity under varying conditions may not be possible or practical, Franchisor specifically reserves the right, in its sole discretion and as it may deem in the best interests of Franchisee or the Chain, to vary standards within the Outlet or any other outlet in the Chain based upon peculiarities of a particular location or circumstances, including, but not limited to, density of population and other demographic factors, size of the franchisee's Territory, business practices or customs, or any other condi tion which Franchisor deems to be of importance to the operation of such outlet or the Papa John's Pizza Chain. Franchisee acknowledges that because of these factors and others there may be variations from standard specifications and practices throughout the Chain and that Franchisee shall not be entitled to require Franchisor to grant like or similar variations or privileges to Franchisee.

          (G)  FRANCHISEE DEVELOPMENTS.  Franchisor shall have the right to use
               -----------------------
and incorporate into the System for the benefit of other franchisees and Franchisor any modifications, ideas or improvements, in whole or in part, developed or discovered by Franchisee or Franchisee's employees or agents, without any liability or obligation to Franchisee or the developer thereof.

          (H)  COMPLIANCE WITH LAWS.  Franchisee shall at all times during the
               --------------------
Term comply with all laws, ordinances, rules and regulations of all governmental bodies.

          (I)  COURTESY; COOPERATION.  At all times and under all circumstances,
               ---------------------
Franchisee and its employees shall treat all customers and other persons, including Franchisor's agents, officers, and employees with the utmost respect and courtesy, and shall fully cooperate with Franchisor and its agents, officers, and employees in all aspects of the franchise relationship.

          (J)  INSPECTIONS.  An agent, officer or employee of Franchisor may
               -----------
make inspections of the Outlet to insure compliance with all required standards, specifications and procedures. The Franchisor's representative shall be allowed to inspect the condition and operation of the Outlet and all areas of the Outlet at any time during normal business hours. Such inspections may include, without limitation, (i) reviewing sales and order forms, (ii) observing the Principal Operator and all managers and other employees of the Franchisee, (iii) interviewing any such persons, and (iv) interviewing customers of the Outlet in order to evaluate Franchisee's performance and to ensure that the Outlet is being operated in accordance with the requirements of this Agreement and the Manuals. Franchisor may, from time to time, make suggestions and give mandatory instructions with respect to Franchisee's operation of the Outlet.

     12.  PRODUCTS; COMMISSARY; MENU.
          --------------------------

          (A)  PRODUCTS.  Franchisee agrees that it will use only those food
               --------
items, ingredients, beverages, cooking materials, containers, boxes, cups, packaging, menus, uniforms, and other products and materials in the operation of the Outlet as Franchisor shall have specifically designated or approved. Franchisee may be required to purchase from Franchisor certain products that involve trade secrets or that have been specially prepared or that Franchisor considers to be integral to the System. Franchisor may require that certain products be purchased from one or more designated suppliers. Products other than those required to be obtained from Franchisor or a designated supplier may be purchased from any source provided that the particular supplier and products have been approved by Franchisor. Franchisor may, from time to time, amend the list of approved products and suppliers.

          (B)  PJ FOOD SERVICE.  PJ Food Service, Inc. ("PJFS") presently
               ---------------
supplies designated and approved products to Franchisor-owned outlets and those of its franchisees from a commissary owned and operated by PJFS (the "Commissary"). PJFS is currently the only designated supplier of dough, and Franchisee must purchase dough from PJFS until such time as a successor supplier of dough is designated. PJFS has no obligation to continue supplying Franchisee or to continue to operate the Commissary. If PJFS ceases operating the Commissary or terminates service to the Franchisee (other than as a result of the termination or expiration of the Franchise) Franchisor shall, not less than 30 days prior to such cessation, provide Franchisee with the name, address and phone number of an alternative approved supplier(s) and the products to be purchased from such supplier(s). All purchases by Franchisee from the Commissary are on the terms specified from time to time by PJFS and that company reserves the right to specify different terms for different franchisees. Franchisor makes no representations or warranties about any of the services performed by or any of the products produced or sold by PJFS.

          (C)  MENU ITEMS.  Franchisee shall offer for retail sale, and shall
               ----------
carry on its menu, only those types, sizes, styles and brands of pizza, pizza dough, pizza sauce and toppings, beverages, and other products as from time to time may be specified by Franchisor, and shall make all menu items available for carry-out and delivery service from the Outlet. Franchisee agrees that it will not sell or carry on its menu any food items or other products not specified or approved by Franchisor.

          (D)  PRICING.  Franchisee shall have the sole responsibility for esta
               -------
blishing its prices, but Franchisee shall charge the same price for each product whether sold in the Outlet or delivered unless otherwise approved by Franchisor.

     13.  REPORTS.
          -------

          (A)  ACCOUNTING AND RECORD KEEPING.  Franchisee shall establish and
               -----------------------------
maintain accounting and record keeping systems in accordance with the specifications and procedures provided by Franchisor and as amended from time to time, including, without limitation, maintaining its accounting records on a basis of monthly or multi-week periods (each such accounting period is referred to as "Period"). Franchisee shall make all such records available to Franchisor upon request. Franchisee shall maintain and preserve, for at least five years from the dates of their preparation, full, complete and accurate books, records and accounts.

          (B)  PERIODIC REPORTS.  On or before the 15th day of the month
               ----------------
following each Period, Franchisee shall deliver to Franchisor: (i) a statement, in the form prescribed by Franchisor, of the revenues and expenses of the Outlet for the immediately preceding Period, and (ii) such other records and reports as are requested by Franchisor, including but not limited to, bank statements, sales and expense forms and reports, and a current balance sheet.

          (C)  REVIEW BY FRANCHISOR.  At all times during the Term, Franchisor,
               --------------------
or its authorized agent, shall have the right to review all sales and expense records and reports of the Franchisee which are located in the Outlet, and to make photocopies of all such items.

          (D)  YEAR-END REPORTS.  Within one hundred twenty (120) days following
               ----------------
Franchisee's fiscal year end, Franchisee shall provide Franchisor with copies of Franchisee's financial statements, including an income statement for the fiscal year just ended and a balance sheet as of the end of such fiscal year, which financial statements shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Franchisee shall upon request furnish Franchisor with copies of all its federal and state income tax returns and, if requested by Franchisor, copies of all state sales tax returns at the time all such returns are filed. Franchisee shall promptly notify Franchisor if any such return is not timely filed, or if any extension is filed, and the reasons therefore.

          (E)  EXAMINATIONS AND AUDITS.  Franchisor or its designated agents
               -----------------------
shall have the right, at all times and upon reasonable notice, to examine or audit Franchisee's books and records, and to make photocopies thereof. If such examination or audit should disclose any underpayment of the Royalty, Marketing Fund payments, or any other sums or fees owed to Franchisor, Franchisee shall immediately pay the deficient amount plus interest thereon from the date due until paid at a rate equal to 12% per annum. All payments received will first be credited against interest due and then against other payments due. If such an examination or audit discloses an understatement in any statement or report of 5% or more, Franchisee shall, in addition to the above provision, reimburse Franchisor for the cost of having Franchisee's books examined or audited. The foregoing shall be in addition to any other rights or remedies Franchisor may have, including the termination of the Franchise granted herein.

     14.  TRANSFERS; FRANCHISOR'S RIGHT OF FIRST REFUSAL.
          ----------------------------------------------

          (A)  TRANSFERS BY FRANCHISOR.  Franchisor may transfer or assign this
               -----------------------
Agreement or any all of its rights, interests, benefits or obligations arising hereunder without restriction. Upon any transfer or assignment of this Agreement by Franchisor, Franchisor shall be released from all obligations and liabilities arising or accruing in connection with this Agreement after the date of such transfer or assignment.

          (B)  TRANSFERS BY FRANCHISEE.  The rights and interests of Franchisee
               -----------------------
under this Agreement are and shall remain personal to Franchisee. Franchisee recognizes that Franchisor has granted the Franchise in reliance on the business and financial capacity and other attributes of Franchisee and in reliance upon the Guaranty of Franchisee's Obligations. Accordingly, neither Franchisee nor any holder of any capital stock or other interest in a Franchisee that is a corporation or other entity shall transfer (i) any interest in this Agreement,
(ii) any material portion of the assets of the Franchisee or the Outlet, or
(iii) any stock or other interest in Franchisee, without obtaining the prior written consent of Franchisor; provided that a partner or shareholder of Franchisee may transfer all or a portion of his interest in the Franchisee to another partner or shareholder listed on Exhibit B or to the Franchisee (such person or entity being referred to as a "Permitted Transferee") and such a transfer shall not be subject to Franchisor's consent or Franchisor's right of first refusal and no transfer fee shall be required. Franchisee shall promptly notify Franchisor of any such transfer. For purposes of this Agreement, the term "transfer" shall mean any issuance, sale, assignment, gift, pledge, mortgage or any other encum brance (other than a lien against the Franchisee's assets to secure a loan for the construction, remodeling, equipping or operation of the Outlet), transfer by bank ruptcy, transfer by judicial order, merger, consolidation, share exchange, transfer by operation of law or otherwise, whether direct or indirect, voluntary or involuntary. Franchisor's consent to a particular transfer shall not be deemed as consent to any subsequent or different transfer.

          (I)  FRANCHISOR'S RIGHT OF FIRST REFUSAL.  Franchisee shall give
               -----------------------------------
Franchisor at least 45 days prior written notice of any intended transfer of any of its rights or interest under this Agreement or of the proposed transfer of any interest in Franchisee or any material portion of its assets. Such notice shall set forth the name of the proposed transferee and a detailed statement of all of the terms and conditions of such intended or proposed transfer. Subject to subsection (c) below, Franchisor will not unreasonably withhold its consent to a proposed transfer. Irrespective of the qualifications or acceptability of any prospective transferee, Franchisor shall have the first right and option to purchase the interest intended or proposed to be transferred at the same price and on the same terms and conditions contained in the notice. Should the proposed transfer involve the payment of any non-cash consideration, Franchisor shall have the option to purchase the interest at a price equal to the fair market value of such non-cash consideration plus the amount, if any, of consideration paid in cash. Franchisor shall determine the fair market value of the non-cash consideration using fair and reasonable methods. Franchisor shall make such determination as promptly as practicable, but in no event later than 30 days after it has received the notice of the intended transfer. If Franchisee disagrees with the value as determined by Franchisor, then Franchisee and Franchisor shall each hire an appraiser (or a single appraiser, if they so agree) to value the non-cash consideration. If the appraisals are within 20% of each other, then the difference between the two shall be equally divided to establish the price at which Franchisor may exercise its first right and option. If the difference between the appraisals is greater than 20%, then the issue of the fair market value of such consideration shall be determined by a third appraiser selected by the other two appraisers and whose decisions shall be final, except that it may not be lower or higher than the lowest appraisal and highest appraisal, respectively, determined by the first two appraisers. Should a proposed transfer not involve the payment of any consideration, Franchisor has the option to purchase the interest at a price equal to one and one-half (1-1/2) times the Net Profits of the Outlet over the previous 12-month period (or the average monthly Net Profit of the Outlet if it has been operating less than 12 months multiplied by 12) multiplied by the percentage which the interest to be transferred bears to all interests in the Outlet, or the Franchisee, as the case may be. As used in this Agreement, Net Profits means the amount of profit, if any, determined from statements of profit and loss prepared by an independent public accountant that the Franchisor finds acceptable. Within 30 days after Franchisor receives notice of a proposed transfer for no consideration or solely for cash, or if the proposed transfer will not be solely for cash, within 10 days after a determination is made of the fair market value of the non-cash consideration, Franchisor will notify Franchisee that it is (A) exercising its right of first refusal, (B) approving the transfer or (C) denying approval of the transfer. Franchisor's reasonable decision to deny approval shall be final.

               (II)   APPROVED TRANSFERS.  If Franchisor fails to exercise its
                      ------------------
right of refusal, and if Franchisor approves the transfer in writing, Franchisee (or the transferor of an interest in Franchisee) may make the proposed transfer on the exact terms and conditions specified in Franchisee's notice to Franchisor within 60 days after the expiration of Franchisor's option. If the transfer is not consummated within such 60-day period, Franchisee may not thereafter transfer such interest without again complying with this Section.

          (C)  CONDITIONS ON TRANSFER.  Franchisor agrees that it will not
               ----------------------
unreasonably withhold its consent to a proposed transfer if all of the following conditions are satisfied:

               (I) Franchisor shall have failed to exercise its right of first refusal as provided in Section 14 (b);

               (II) Franchisee is in full compliance with this Agreement and there are no uncured defaults by Franchisee hereunder, and all debts and financial obligations of Franchisee under this Agreement are current, including Franchisee's obligations to the Marketing Fund and each Cooperative of which Franchisee is a member;

               (III) The proposed transferee executes such documents as Franchisor may reasonably require to evidence that it has assumed the obligations of Franchisee under this Agreement, and if required by Franchisor, the proposed transferee executes, and in appropriate circumstances, causes such other parties as Franchisor may require to execute, Franchisor's then-current form of Guaranty, Non-Competition and Confidentiality Agreement and Ownership Restriction Agreement, and other then-current ancillary agreements, which documents may be substantially different than those attached to this Agreement;

               (IV) The proposed transferee enters into an Advertising Agreement with the Marketing Fund and also becomes a member of the Cooperative to which the Outlet is required to contribute;

               (V) Prior to the date of the proposed transfer, the proposed transferee's Principal Operator and managers undertake and complete, to the satisfaction of Franchisor, such training and instruction as Franchisor shall deem necessary;

               (VI) Franchisor is satisfied that the proposed transferee (and if the proposed transferee is an entity, all owners of any interest in such entity) meet all of the requirements for Franchisor's new franchisees applicable on the date Franchisor receives notice of the proposed transfer and including, but not limited to, good reputation and character, business experience, restaurant management experience, and financial strength and liquidity;

               (VII) Franchisee and any owner transferring an interest in Franchisee acknowledge and agree in writing that they are bound by the non-competition and confidentiality provisions set forth herein and in Exhibit A attached hereto (and any similar provision in any other document which either of them have executed) to the maximum extent allowed under applicable law;

               (VIII) Franchisee and all owners of an interest in Franchisee execute a general release, in the form prescribed by Franchisor, releasing, to the fullest extent permitted under the laws of the state where the Outlet to be transferred is located, all claims that any of them may have against Franchisor and its affiliates and subsidiaries, and their respective shareholders, officers, directors and employees, in both their individual and corporate capacities and if Franchisee is the transferor, it shall acknowledge in writing that Franchisee's interest under this Agreement terminated;

               (IX) Franchisee shall pay Franchisor a transfer fee of three thousand dollars ($3,000); provided that if the proposed transfer is of the Outlet together with one or more other Papa John's Pizza outlets owned by Franchisee to a single transferee, then the total transfer fee shall be an amount equal to the greater of $3,000 or Franchisor's actual costs and expenses incurred in approving and effecting the transfer, including, without limitation, all "in-house" and outside personnel and professional costs; and

               (X) The proposed transferee and all owners of any interest in a transferee that is an entity provide Franchisor, at least 45 days prior to the proposed transfer date, copies of financial statements for the preceding three years, and where applicable, its certificate of incorporation and bylaws (and any amendments or modifications thereof), minutes and resolutions and all other documents, records and information pertaining to the transferee's existence and ownership.

          (D)  OWNERSHIP AND STRUCTURAL CHANGES.  Except for transfers between
               --------------------------------
Permitted Transferees, any ownership or structural changes in Franchisee including but not limited to, any merger, reorganization, issuance of additional shares or classes of stock or additional partnership interests, shall constitute and be deemed a transfer of the Franchise and shall be subject to prior written approval from Franchisor.

     15.  DEATH, INCAPACITY OR DISSOLUTION.
          --------------------------------

          (A)  TRANSFER UPON DEATH, ETC.  Upon the death or permanent incapacity
               -------------------------
of any individual Franchisee, or if Franchisee is a corporation, partnership or other entity, upon the death, incapacity or dissolution of any owner of any interest in Franchisee, the executor, administrator, conservator, trustee or other representative of such person or entity shall assign such interest in the Franchise, or such interest in Franchisee, to a third party approved by Franchisor; provided that if the transferee is a Permitted Transferee, Franchisor's right of first refusal shall not apply and no transfer fee shall be payable. Further, if the transferee is required to be approved and is approved, and the transfer involves less than 25% of the ownership of Franchisee, no transfer fee shall be payable. Nothing contained in this Section shall deny the spouse, heirs or personal representative of a shareholder of the Franchisee the opportunity to participate in the ownership of the Franchisee after the death or incapacity of such shareholder, provided that: (i) this Agreement is valid and in effect, (ii) the spouse, heirs or representative meets all conditions and qualifications otherwise required of transferees, and (iii) such spouse, heirs or representative maintains and complies with all standards and obligations contained in this Agreement. An assignment under this Section 15 shall be completed within a reasonable time, not to exceed nine (9) months from the date of death, permanent incapacity or dissolution and shall (except as otherwise provided above) be subject to the terms and conditions applicable to inter vivos transfers contained in Section 14, including Franchisor's right of first refusal.

          (B)  MANAGEMENT BY FRANCHISOR.  Pending assignment, if the Principal
               ------------------------
Operator ceases managing the Outlet and another shareholder, partner or employee of Franchisee that qualifies as the Principal Operator does not assume such obligations, Franchisor may, at its sole option, appoint a manager to operate the Franchise for the account of Franchisee. All expenses of the Outlet, including compensation, travel and living expenses, and other costs of the appointed manager, and a reasonable per diem fee of Franchisor for its administrative expenses, shall be charged to Franchisee. Operation of the Outlet during any such period shall be for and on behalf of Franchisee. The appointed manager shall only have a duty to utilize his best efforts in the management of the Outlet and the appointed manager and Franchisor shall not be liable to Franchisee or its owners for any debts, losses, liabilities or obligations incurred by the Outlet, or to any creditor of Franchisee for any merchandise, materials, supplies or services purchased by the Outlet during any period in which it is managed by Franchisor's appointed manager.

     16.  ADDITIONAL COVENANTS OF FRANCHISEE.
          ----------------------------------

          (A)  LIMITATIONS ON ACTIVITIES.  If Franchisee is a corporation or
               -------------------------
partnership, it shall not at any time during the Term of this Agreement, own, operate or have any interest in any other business or business activity other than the operation of Papa John's Pizza outlets pursuant to agreements with Franchisor. If Franchisee is an individual and is also the Principal Operator, Franchisee has disclosed to Franchisor all businesses which he/she has interests in, or is engaged in, and covenants that he/she will notify Franchisor of any intention to participate or engage, directly or indirectly, in any other business activity at least thirty (30) days before undertaking such activity or becoming a party to any agreement or understanding relating to such activity. Franchisee shall provide Franchisor with such information in regard thereto as Franchisor may reasonably request and will not engage or participate in any such activity unless he/she receives written consent to do so from Franchisor.

          (B)  EXECUTION OF ANCILLARY DOCUMENTS.  Franchisee shall cause all
               --------------------------------
persons or entities owning any interest in Franchisee to:

               (I) execute the Guaranty of Franchisees Obligations written on this Agreement and incorporated herein by reference;

               (II) execute the Non-Competition and Confidentiality Agreement in their individual capacity in the form attached hereto as Exhibit A; and

               (III) execute the Ownership Restriction Agreement in the form attached hereto as Exhibit B, individually and on behalf of Franchisee, agreeing not to transfer any interest in such entity, except as provided therein and in this Agreement.

          (C)  FRANCHISEE'S NON-COMPETE.  Franchisee covenants and agrees that
               ------------------------
during the Term of this Agreement (including the Renewal Term, if applicable) and for a period of two years after the termination or expiration of the Franchise, regardless of the reason for such termination or expiration, Franchisee shall not, within a 50-mile radius of (i) the Outlet, or (ii) any business location at which the Franchisor or an "Affiliate" (as defined in Section 25) then conducts a Papa John's Pizza business, engage in any of the following activities:

               (I) directly or indirectly enter into the employ of, render any service to or act in concert with any person, partnership, corporation or other entity that owns, operates, manages, franchises or licenses any business that (A) sells pizza or other non-pizza products (excluding soft drinks) that are the same as those sold by Papa John's Pizza outlets on a delivery basis, or
(B) sells pizza or any such other products primarily on a carry-out basis, including, without limitation, business formats such as Domino's, Pizza Hut, Mr. Gatti's, Sbarro and Little Caesars (a "Competitive Business"), or

               (II) directly or indirectly engage in any such Competitive Business on its own account, or

               (III) become interested in any such Competitive Business directly or indirectly as an individual, partner, shareholder, director, officer, principal, agent, employee, consultant or in any other relationship or capacity; provided, that the purchase of a publicly traded security of a corporation engaged in such business or service shall not in itself be deemed violative of this Section so long as Franchisee does not own, directly or indirectly, more than 1% of the securities of such corporation, or

               (IV) copy or duplicate Franchisor's System or any aspect thereof, nor assist others in doing so (except as permitted or required by this Agreement);

To the extent required by the laws of the state in which the Outlet is located, the duration or the geographic areas included within the foregoing covenants, or both, shall be deemed amended in accordance with Section 25.

          (D)  MANAGERIAL AND SUPERVISORY EMPLOYEES.  Franchisee covenants that
               ------------------------------------
it shall cause all persons who are involved in managerial or supervisory positions with Franchisee to enter into a Confidentiality Agreement as provided by Franchisor. Franchisee agrees to provide Franchisor with copies of such executed agreements upon request. If Franchisee has reason to believe that any person has violated any such Confidentiality Agreement, Franchisee shall promptly notify Franchisor and cooperate with Franchisor to protect it against unfair competition, infringement, or other unlawful use of the Marks, trade secrets, recipes, or System of the Franchisor. Franchisee further grants the Franchisor the right, but not the obligation, to prosecute any such lawsuits at Franchisor's expense in the name of Franchisee.

          (E)  FRANCHISEE NON-SOLICITATION.  Franchisee covenants that it will
               ---------------------------
not, either during the Term or thereafter, employ or seek to employ any person who is employed by Franchisor, its subsidiaries or Affiliates or by any other franchisee of Franchisor, or otherwise directly or indirectly solicit, entice or induce any such person to leave his employment thereat.

     17.  TRADE SECRETS AND CONFIDENTIAL INFORMATION.  Franchisee understands
          ------------------------------------------
and agrees that Franchisor has disclosed or will hereafter disclose to Franchisee certain confidential information and trade secrets. Except as necessary in connection with the operation of the Outlet and as approved by Franchisor, Franchisee shall not, during the

Term or at any time after the expiration or termination of the Franchise, regardless of the cause of termination, directly or indirectly, use for its own benefit or communicate or divulge to, or use for the benefit of any other person or entity, any trade secrets, confidential information, knowledge or know-how concerning the recipes, food products, advertising, marketing, designs, plans, or methods of opera tion of the Outlet or the System. Franchisee shall disclose to its employees only such confidential or secret information as is necessary to operate its business hereunder and then only while this Agreement is in effect. Any and all information, knowledge, or know-how, including without limitation, drawings, materials, equipment, marketing, recipes, and other data, which Franchisor designates as secret or confidential shall be deemed secret and confidential for purposes of this Agreement.

     18.  INSURANCE.
          ---------

          (A)  TYPES AND EXTENT OF COVERAGE.  Franchisee shall use its best
               ----------------------------
efforts to obtain and maintain throughout the Term such insurance coverages with such limits as specified below (or such greater amounts of insurance as may be required by the terms of any lease or mortgage relating to the Premises):

               (I) fire, extended coverage, vandalism, malicious mischief and special extended peril insurance at no less than 90 percent of the actual replacement value of the building (if owned), the contents, and improvements;

               (II)   workers' compensation and other insurance required by law;

               (III) comprehensive general liability insurance on an occurrence basis naming Franchisor and its officers, directors and employees as an additional insureds as follows (a portion of the following coverages may be covered under the umbrella policy required under (iv), below):

                      (A) bodily injury to or death of one or more persons - minimum of $1,000,000;

                      (B) property damage or destruction - minimum of $500,000 per occurrence;

                      (C)  public and product liability - $1,000,000;

                      (D)  non-owned vehicle coverage - $500,000; and

               (IV) an umbrella policy with a minimum limit of $1,000,000, which policy must expressly provide coverage above the coverages listed above, including the non-owned vehicle policy.

          (B)  OTHER INSURANCE REQUIREMENTS.  Upon request, Franchisee shall
               ----------------------------
deliver to Franchisor copies of all such policies of insurance and proof of payment therefor. All policies required hereunder shall provide that the insurer shall endeavor to give Franchisor written notice not less than 30 days prior to the date the coverage is canceled, altered, or permitted to lapse or expire. Franchisor may, from time to time, increase the limits of any required policy of insurance.

     19.  TERMINATION BY FRANCHISOR.
          -------------------------

          (A)  AUTOMATIC TERMINATION.  Franchisee shall be in default under this
               ---------------------
Agreement, and the Franchise and all rights granted to the Franchisee herein shall automatically terminate without notice to Franchisee, (i) if Franchisee makes a general assignment for the benefit of creditors; or if a petition in bankruptcy is filed by Franchisee or (ii) such a petition is filed against and not opposed by Franchisee; or (iii) if Franchisee is adjudicated as bankrupt or insolvent; or (iv) if a bill in equity or other proceeding is filed for the appointment of a receiver or other custodian for Franchisee's business or assets if filed and consented to by Franchisee; or (v) if a receiver or other custodian (permanent or temporary) of Franchisee's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or (vi) if proceedings for a composition with creditors under any state or federal law should be instituted by or against Franchisee; or (vii) if a final judgment remains unsatisfied or of record for thirty (30) days or longer (unless an appeal or supersedeas bond is filed); or (viii) if Franchisee is dissolved; or
(ix) if any portion of Franchisee's interest in the Franchise becomes subject to an attachment, garnishment, levy or seizure by any creditor or any other person claiming against or in the rights of Franchisee; or (x) if execution is levied against Franchisee's business or property; or (xi) if the real or personal property of Franchisee's Outlet shall be sold after levy thereupon by any sheriff, marshal, or constable.

          (B)  WITHOUT NOTICE.  Franchisee shall be in default and Franchisor
               --------------
may, at its option, terminate the Franchise and all rights granted herein, without affording Franchisee any opportunity to cure the default, effective upon the earlier of receipt of notice of termination by Franchisee, or five days after mailing of such notice by Franchisor, upon the occurrence of any of the following events:

               (I) Franchisee at any time ceases to operate or otherwise abandons the Outlet or forfeits the right to do or transact business in the jurisdiction where the Outlet is located or loses the right to possession of the Premises; provided, however, that if any such loss of possession results from the governmental exercise of the power of eminent domain, or if, through no fault of Franchisee the Premises are damaged or destroyed, then Franchisee shall have 45 days after either such event in which to apply for Franchisor's approval to relocate or reconstruct the premises (which approval shall not be unreasonably withheld), provided, that Franchisee shall either relocate or commence and diligently pursue reconstruction of the Outlet within 60 days after the event;

               (II) Except as otherwise permitted in Sections 11.(a) and 14.(b) any owner of more than a five percent (5%) interest in Franchisee transfers all or part of such interest or the Franchisee transfers any interest in the Franchise or a material portion of the assets of the Outlet or of the Franchisee without Franchisor's prior written consent;

               (III) Franchisee or any person or entity owning more than five percent (5%) of Franchisee is proven to have engaged in fraudulent conduct, or is convicted of, or pleads guilty or no contest to a felony or a crime involving moral turpitude, or any other crime or offense that is reasonably likely to have an adverse effect on the Chain, the Marks or the goodwill associated therewith; provided, that if the act or conviction involves an owner of Franchisee, Franchisor will not terminate the Franchise if Franchisee notifies Franchisor promptly after it learns of the event constituting the default, and within 15 days of the date of the notice, either (A) the person or entity that committed the wrongful act divests his or its entire interest in Franchisee, or (B) Franchisee obtains Franchisor's consent for such owner to maintain his or its ownership interest.

               (IV) An approved transfer is not effected within nine months of the death or incapacity of any individual Franchisee, or the death, incapacity or dissolution of any owner of an interest in the Franchisee;

               (V) Franchisee makes any intentional, unauthorized dis closure or divulgence of the contents of any Manual or other confidential informa tion provided to Franchisee by Franchisor;

               (VI) Franchisee is given three (3) or more notices of being in material violation of any the terms or requirements of this Agreement within any 12-month period, whether or not such defaults are timely cured after notice;

               (VII) Franchisee fails to comply with any of the covenants of Franchisee set forth in Sections 16 and 17, or makes any material misrepresentation to Franchisor or breaches any warranty or representation made to Franchisor, whether in this Agreement or otherwise;

               (VIII) Franchisee knowingly or intentionally maintains false books or records or submits any false record, statement or report to Franchisor; or

               (IX) Franchisee, by act or omission, materially impairs the value of, or the goodwill associated with, the Chain, any of the Marks or the System.

          (C)  WITH NOTICE AND FAILURE TO CURE.  Except for those defaults
               -------------------------------
provided for under Sections 19.(a) or 19.(b), Franchisee shall be in default hereunder for any failure to maintain or comply with any of the terms, covenants, specifications, standards, procedures or requirements imposed by this Agreement or in any Manual, policy and procedure statement or other written document provided by Franchisor, or to carry out the terms of this Agreement in good faith. For such defaults, Franchisor will provide Franchisee with written notice and 15 days to cure or, if a default cannot reasonably be cured within 15 days, to initiate within that time sub stantial and continuing action to cure such default and to provide Franchisor with evidence of such actions. If the defaults specified in such notice are not cured within the 15-day period, or if substantial and continuing action to cure such default and to provide Franchisor with evidence of such actions. If the defaults specified in such notice are not cured within the 15-day period, or if substantial and continuing action to cure has not been initiated, Franchisor may, at its option, terminate the Franchise effective on the earlier of, the date of receipt by Franchisee of notice of termination or five days after the mailing of such notice by Franchisor. Such defaults shall include, without limitation, the occurrence of any of the following events:

               (I) Franchisee fails to construct or remodel, or to commence operating the Outlet in accordance with this Agreement;

               (II) Franchisee fails, refuses, or neglects to promptly to pay any monies owing to Franchisor, its affiliates or the Marketing Fund when due, or to submit the financial or other information required under this Agreement;

               (III) Any person or entity owning five percent or less of the Franchisee makes a transfer of such interest in violation of this Agreement; provided, however, that Franchisee's right to cure such a default shall be conditioned upon the Franchisee immediately notifying Franchisor of the improper transfer and taking all actions necessary to either (A) obtain Franchisor's approval thereof or, (B) if approval is not desired or the transfer or transferee is not approved by Franchisor, to re-acquire the interest so transferred;

               (IV) A threat or danger to public health or safety results from the construction, maintenance, or operation of the Outlet;

               (V) Franchisee misuses or makes any unauthorized use of the Marks; or

               (VI) Franchisee, by act or omission in connection with the operation of the Outlet, permits a continued violation of any law, ordinance, rule, or regulation of a governmental body.

          (D)  MATERIALITY OF BREACHES. Franchisee acknowledges and agrees that
               -----------------------
a breach or violation of any term, covenant, condition, warranty, representation or other obligation by Franchisee (other than a breach or violation that may be cured under Section 19 and is in fact cured within 15 days after notice) shall constitute a material breach and default under this Agreement. Any breach or violation that may be cured under Section 19 and that is not in fact cured within the 15-day cure period shall also constitute a material breach and default under this Agreement.

     20.  OBLIGATIONS UPON TERMINATION OR EXPIRATION.  Upon termination or
          ------------------------------------------
expiration of the Franchise, all rights granted hereunder to Franchisee shall terminate, the Franchise shall revert to Franchisor, and Franchisee shall have the following obligations with respect to the Outlet franchised under this
Agreement:

          (A) Franchisee shall immediately cease to operate the business franchised under this Agreement, and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a Papa John's Pizza franchisee with respect to such business;

          (B) Franchisee shall immediately and permanently cease to use, in any manner whatsoever, all confidential information, methods, procedures and techniques used by or associated with the System, and the proprietary Marks "Papa John's," "Papa John's Pizza," and all other Marks and distinctive forms, slogans, signs, symbols, logos and devices associated with the Papa John's Pizza Chain;

          (C) Franchisee shall immediately return to Franchisor any property held or used by Franchisee which is owned by Franchisor and shall cease to use, and either destroy or convey to Franchisor, all signs, advertising materials, displays, sta tionery, forms and any other materials that bear or display the Marks;

          (D) Franchisee shall take such actions as may be necessary to cancel any assumed name or similar registration which contains the mark "Papa John's" or "Papa John's Pizza" or any other Mark of Franchisor, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within thirty (30) days after termination or expiration of the Franchise;

          (E) Franchisee shall, if Franchisor so requests, assign to Franchisor any interest which Franchisee has in any lease for the Premises. In the event Fran chisor does not elect to exercise its option to acquire any lease for the Premises, and unless otherwise directed by Franchisor, Franchisee shall, within ten days after termination or expiration of the Franchise, make such modifications and alterations to the Premises as may be necessary to distinguish the appearance of the Premises from that of other Papa John's Pizza outlets and shall make such specific additional changes thereto as Franchisor may reasonably request;

          (F) Franchisee shall promptly pay all sums owed to Franchisor, and in the event the Franchise is terminated for any reason other than as a result of a material breach of this Agreement by Franchisor that is not cured within 30 days or such longer period as may be necessary after written notice thereof from Franchisee, such sums shall include all damages, costs, and expenses, including reasonable attorneys' fees, incurred by Franchisor as a result of the default and the termination, which obligation shall give rise to and remain, until paid in full, a lien in favor of Franchisor against any and all of the personal property, furnishings, equipment, signs, fixtures and inventory owned by Franchisee located on the Premises on the date the Franchise terminated;

          (G) Franchisee shall pay to Franchisor all damages, costs and expenses, including reasonable attorneys' fees, incurred by Franchisor subsequent to the termination or expiration of the Franchise in obtaining injunctive or other relief for the enforcement of any term, covenant or provision of this Agreement;

          (H) Franchisee shall immediately deliver to Franchisor all Manuals, policy and procedure statements, instructions, and other materials related to oper ating the Outlet, including, without limitation, brochures, charts and any other materials provided by Franchisor and all copies thereof, and shall neither retain nor convey to another any copy or record of any of the foregoing;

          (I) If requested by Franchisor, Franchisee shall take all actions and execute all documents necessary to convey and assign to Franchisor all telephone numbers which have been used in the operation of the Outlet or if Franchisor does not so request, Franchisee shall cease all use of such telephone numbers; and

          (J) Franchisee shall comply with the covenants contained in this Agreement, including, but not limited to, the covenants not to compete and the covenants not to disclose trade secrets or confidential information.

     21.  INDEPENDENT CONTRACTOR; INDEMNIFICATION.
          ---------------------------------------

          (A)  INDEPENDENT CONTRACTOR.  It is understood and agreed by the
               ----------------------
parties that this Agreement creates only a contractual relationship between the parties subject to the normal rule of contract law. This Agreement does not create a fiduciary relationship between them and that Franchisee is and shall remain an independent contractor. Nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee, or servant of the other for any purpose whatsoever. Franchisee agrees to hold itself out to the public as an independent contractor, separate and apart from the Franchisor. Franchisee agrees that it shall not make any contract, agreement, warranty, or representation on Franchisor's behalf without Franchisor's prior written consent, and Franchisee agrees that it shall not incur any debt or other obligation in Franchisor's name. This Agreement shall not be deemed to confer any rights or benefits to any person or entity not expressly named herein.

          (B)  INDEMNIFICATION.  Franchisor shall not be liable by reason of any
               ---------------
act or omission of Franchisee in its conduct of the Outlet or for any claim, cause of action or judgement arising therefrom against Franchisee or Franchisor. Franchisee agrees to hold harmless, defend and indemnify Franchisor and its officers, directors, agents, and employees, from and against any and all losses, expenses, judgments, claims, attorney fees and damages arising out of or in connection with any claim or cause of action in which Franchisor shall be a named defendant and which arises, directly or indirectly, out of the operation of, or in connection with, Franchisee's Outlet, other than a claim resulting directly from Franchisor's negligence.

     22.  FRANCHISEE REPRESENTATIONS.  Franchisee hereby acknowledges and
          --------------------------
represents that:

          (A) all information submitted to Franchisor by Franchisee or those owning an interest in Franchisee, including all applications, financial statements and other documents and information, is true and correct in all respects and that it does not omit any statement or item of fact material to make the statements made therein not false or misleading;

          (B) Franchisor has not represented (i) that the Franchisee will earn, can earn, or is likely to earn a gross or net profit, (ii) that Franchisor has knowledge of the relevant market, or (iii) that the market demand will enable the Franchisee to earn a profit from the Franchise;

          (C) Franchisee has read and understood this Agreement and the disclosure document entitled "Papa John's Franchise Offering Circular" (the "Offering Circular") required by the Federal Trade Commission or the state in which the Outlet will be located at least ten business days prior to the date on which this Agreement was signed or any monies were paid to Franchisor by Franchisee. Franchisee understands that Franchisor makes no representation or warranty regarding Franchisee's relevant market or the profitability of business operations under the System and that no representations have been made by Franchisor, or by its officers, directors, shareholders, employees or agents, that are contrary to or inconsistent with the terms of this Agreement or with the statements made in the Offering Circular that accompanied a copy of this Agreement;

          (D) Franchisee accepts the terms, conditions and covenants contained in this Agreement as being reasonable and necessary to maintain Franchisor's standards of quality, service and uniformity and in order to protect and preserve the goodwill of the Marks. Franchisee acknowledges that other franchisees of Franchisor have been or will be granted franchises at different times and in different situations. Franchisee further acknowledges that the provisions of the fran chise agreements pursuant to which such franchises were granted may vary materially from those contained in this Agreement and that Franchisee's obligation arising hereunder may differ substantially from other franchisees; and

          (E) Franchisee recognizes that the System may evolve and change over time and that the Franchise involves an investment of substantial risk and its success is dependent primarily upon the business acumen and efforts of the Fran chisee and other factors beyond Franchisor's control. Franchisee has conducted an independent investigation of the Franchise and has had ample time and opportunity to consult with independent professional advisors (lawyers, accountants, etc.), and has not received or relied upon any express or implied guarantee as to potential volumes, revenues, profits or success of the business venture contemplated by the Franchise.

     23.  GOVERNING LAW, JURISDICTION AND VENUE.
          -------------------------------------

          (A)  GOVERNING LAW.  Unless expressly prohibited by the laws of the
               -------------
state in which the Outlet is located, this Agreement shall be interpreted and construed under the laws of Kentucky, which laws shall prevail in the event of any conflict of law.

          (B)  JURISDICTION; WAIVER OF DEFENSES.  Unless expressly prohibited by
               --------------------------------
the laws of the state in which the Outlet is located, the parties agree that any action, claim, suit or proceeding arising under this Agreement or concerning the interpretation of this Agreement shall be brought in the court of proper subject matter jurisdiction located in Jefferson County, Kentucky, and Franchisee irrevocably consents and submits to personal jurisdiction and venue in and by the state and federal courts within Jefferson County, Kentucky and agrees that Franchisee may be served with process in any such action in accordance with the terms of the notice provision of this Agreement. Franchisee does hereby waive all defenses of personal jurisdiction, venue and forum non-convenience for the purpose of carrying out this provision.

          (C)  NON-EXCLUSIVE RIGHTS.  No right or remedy conferred upon or
               --------------------
reserved to Franchisor by this Agreement is intended to be, nor shall be deemed, exclusive of any other right or remedy herein or provided or permitted by law or equity, but each shall be cumulative of every other right or remedy.

          (D)  INJUNCTIVE RELIEF.  Franchisee acknowledges and agrees that the
               -----------------
violation of any of Franchisee's covenants contained herein would be a material breach of this Agreement and would cause irreparable harm to Franchisor in addition to financial damages. Nothing herein contained shall bar Franchisor's right to obtain injunctive relief against threatened conduct that will cause it loss or damages, whether as provided in this Agreement or under the usual equity rules, including the applicable rules for obtaining restraining orders and preliminary injunctions.

          (E)  COSTS, EXPENSES AND ATTORNEYS' FEES.  Except as provided in
               -----------------------------------
Section 20, each party shall pay its own costs, expenses and attorneys' fees in any action, claim, suit or proceeding arising out of this Agreement or the franchise relationship of the parties.

     24.  NOTICES.  All notices, requests, demands and other communications
          -------
required or permitted to be given or made under this Agreement shall be in writing and shall be given (i) by personal delivery or (ii) provided such notice, request, demand or communication is actually received by the party to which it is addressed in the ordinary course of delivery, by deposit in the United States mail, postage prepaid, or (iii) by registered or certified mail, return receipt requested, postage prepared, or by delivery to a nationally-recognized overnight courier service, in each case, addressed as follows, or to such other person or entity as either party shall designate by notice to the other in accordance herewith:

     Franchisor:      11492 Bluegrass Parkway, Suite 175
                      Louisville, Kentucky 40299
                      ATTN:  General Counsel

     Franchisee:      P.O. Box 23146
                      Anchorage, Kentucky  40223
                      ATTN:  Richard F. Sherman

     25.  MISCELLANEOUS.
          -------------

          (A)  SEVERABILITY.  Franchisee agrees to be bound to the maximum
               ------------
extent permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from the striking of any provision hereof by a court, or which a court holds to be unenforceable in a final decision to which Franchisor is a party, or that may result from reducing the scope of any provision to the extent required to comply with a court order or with any state or federal law, whether currently in effect or subsequently enacted.

          (B)  CONSTRUCTION.  All references herein to the masculine, neuter, or
               ------------
singular shall be construed to include the masculine, feminine, neuter, or plural, as the case may require. All acknowledgements, warranties, representations, covenants, agreements, and obligations herein made or undertaken by Franchisee shall be deemed jointly and severally undertaken by all those executing this Agreement as Franchisee. During any period in which any of the covenants in Section 16 is being breached or violated, including any period in which either of the parties seeks judicial enforcement, interpretation or modification of any such covenant, and all appeals thereof, the restricted period set forth therein shall toll and be suspended.

          (C)  ENTIRE AGREEMENT.  This Agreement, the documents incorpo rated
               ----------------
herein by reference and the Exhibits attached hereto, comprise the entire agreement between the parties, and all prior understandings or agreements con cerning the subject matter hereof are canceled and superseded by this Agreement. All Exhibits to this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

          (D)  AFFILIATE.  As used in this Agreement, the term "Affiliate" shall
               ---------
mean any person or entity that is a Papa John's Pizza franchisee of Franchisor or any sublicensor of Franchisor.

          (E)  AMENDMENTS.  Except for those permitted to be made unila terally
               ----------
by Franchisor, no supplement, amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto.

          (F)  WAIVERS.  No failure of Franchisor to exercise any right given to
               -------
it hereunder, or to insist upon strict compliance by Franchisee with any obligation, agreement or undertaking hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Franchisor's right to demand full and exact compliance by Franchisee with the terms hereof. Waiver by Franchisor of any particular default by Franchisee shall not affect or impair Franchisor's rights with respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of Franchisor to exercise any right arising from such default affect or impair Franchisor's rights as to such default or any subsequent default.

          (G)  COUNTERPARTS.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (H)  HEADINGS.  The headings used in this Agreement are for
               --------
convenience only, and the paragraphs shall be interpreted as if such headings were omitted.

          (I)  TIME OF ESSENCE.  Franchisee agrees and acknowledges that time is
               ---------------
of the essence with regard to Franchisee's obligations hereunder, and that all of Franchisee's obligations are material to Franchisor and this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day, month and year first written above.

                              PAPA JOHN'S INTERNATIONAL, INC.


                              By: ________________________________________
                                  J. Daniel Holland, President

                              PJVA, INC.


                              By: ________________________________________
                                  Richard F. Sherman, President

                                  GUARANTY OF
                           FRANCHISEE'S OBLIGATIONS
                           ------------------------

     In consideration of, and as an inducement to the execution of the foregoing Papa John's Franchise Agreement by Franchisor (the "Agreement"), each of the undersigned, being the owners of all of the beneficial interests in Franchisee, hereby personally and unconditionally guaranty to Franchisor, its successors and assigns, the punctual payment of, and agree to pay to Franchisor, all sums which Franchisee may now or in the future owe to Franchisor whether arising out of the Agreement or any breach thereof, or otherwise. Notwithstanding the foregoing, the liability of each of the undersigned guarantors shall be limited to $25,000.

     Each of the undersigned covenant and agree that: (1) liability under this Guaranty shall be proportionate in accordance with their respective stock holdings in Franchisee and not joint; (2) that this is a guaranty of payment and not of collection and they shall render any payment required under the Agreement or this Guaranty upon demand of Franchisor if Franchisee fails or refuses to punctually do so; (3) their liability hereunder shall not be contingent or conditioned upon pursuit by Franchisor of any remedies against Franchisee or any of the undersigned; (4) their liability hereunder shall not be diminished, relieved, or otherwise affected by any extension of time, credit, or other indulgence or waiver which Franchisor may from time to time grant Franchisee or to any of the undersigned, including, without lim itation, the acceptance of partial payment or performance, the compromise or release of any claims, the release of any other guarantor, or consent by Franchisor to any transfer or assignment of the franchise or any interest therein and Franchisor expressly reserves all rights which it may have against the undersigned.

     The obligations of the undersigned under this Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or in any way modified or affected by, any circumstance or condition of Franchisee (whether or not the undersigned shall have any knowledge or notice thereof), including, without limitation, bankruptcy, insolvency, reorganization, composition, liquidation or similar proceeding or any action taken by any trustee or receiver or by any court in any such proceeding.

     Each of the undersigned waives notice of demand, notice of protest, nonpayment or default, and all other notices to which Franchisee or the undersigned may be entitled, and all suretyship and guarantor's defenses generally. The under signed further waive all exemptions to which the undersigned may now or hereafter be entitled under the laws of this or any other state or of the United States.

     This Guaranty is personal to the undersigned and the obligations and duties imposed herein may not be delegated or assigned; provided, however, that this Guaranty shall be binding upon the successors, assigns, estates and personal representatives of the undersigned. This Guaranty shall inure to the benefit of Franchisor, its affiliates, successors and assigns.

     In the event that any one or more provisions contained herein shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Guaranty shall be construed to bind the undersigned to the maximum extent permitted by law which is subsumed within the terms of such provision as though it were separately articulated herein.

     This Guaranty shall be interpreted and construed under the laws of Kentucky, which laws shall prevail in the event of any conflict of law. The parties agree that any action, suit or proceeding arising under this Guaranty or concerning the interpretation of this Guaranty shall be brought in the court of proper subject matter jurisdiction located in Jefferson County, Kentucky. The undersigned hereby irrevo cably consent and submit to personal jurisdiction and venue in and by the courts within Jefferson County, Kentucky. The undersigned do hereby waive all defenses of personal jurisdiction, venue and forum non-convenience for the purpose of carrying out this provision.

     This Guaranty does not grant or create in the undersigned any interest, rights or privileges in the Franchise or in the Franchise Agreement.


     IN WITNESS WHEREOF, each of the undersigned has hereunto affixed his signature on the day and year as set forth below.


__________________________________________  DATE: ___________________
RICHARD F. SHERMAN


__________________________________________  DATE: ___________________
MARTIN T. HART


__________________________________________  DATE: ___________________
JACK A. LAUGHERY


__________________________________________  DATE: ___________________
MICHAEL J. GRISANTI

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT

                                   EXHIBIT A
                                   ---------

                      CONFIDENTIALITY AND NON-COMPETITION
                      AGREEMENT FOR OWNERS OF FRANCHISEE


     KNOW ALL MEN BY THESE PRESENTS THAT:

     Pursuant to the provisions of the Papa John's Franchise Agreement of even date herewith and attached hereto (the "Agreement"), by and between PAPA JOHN'S INTERNATIONAL, INC. ("Franchisor"), and PJVA, INC. ("Franchisee"), each of the undersigned, who are the beneficial owners of all interests in the Franchisee, in consideration of the execution by Franchisor of the Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned who are the owners of all equity, voting and other interests in Franchisee, hereby covenant and agree:

     1.   COVENANTS OF THE UNDERSIGNED.
          ----------------------------

          (A)  COVENANT NOT-TO-COMPETE.  Each of the undersigned hereby
               -----------------------
covenants and agrees that during the Term of the Agreement (including the Renewal Term, if applicable) and for a period of two years after the termination or expiration of the Agreement, regardless of the reasons for such termination or expiration (the "Restricted Period"), the undersigned shall not, within a 50-mile radius of (i) the Location, or (ii) any business location in which the Franchisor or an "Affiliate" (as defined below) then conducts a Papa John's Pizza business (collectively, the "Terr itories"), engage in any of the following activities:

               (I) directly or indirectly enter into the employ of, render any service to or act in concert with any person, partnership, corporation or other entity that owns, operates, manages, franchises or licenses any business that (A) sells pizza or other non-pizza products (excluding soft drinks) that are the same as those sold by Papa John's Pizza outlets on a delivery basis, or
(B) sells pizza or any such other products primarily on a carry-out basis, including, without limitation, business formats such as Domino's, Pizza Hut, Mr. Gatti's, Sbarro and Little Caesars (a "Competitive Business"), or

               (II) directly or indirectly engage in any such Competitive Business on his or her own account, or

               (III) become interested in any such Competitive Business directly or indirectly as an individual, partner, shareholder, director, officer, principal, agent, employee, consultant or in any other relationship or capacity; provided, that the purchase of a publicly traded security of a corporation engaged in such business or service shall not in itself be deemed violative of this Agreement so long as the undersigned does not own, directly or indirectly, more than 1% of the securities of such corporation.

To the extent required by the laws of the state in which the Outlet is located, the duration or the geographic areas included within the foregoing covenants, or both, shall be deemed amended in accordance with Section 3.

          (B)  APPROPRIATION AND DISCLOSURE OF INFORMATION.  Except as permitted
               -------------------------------------------
during the Term of the Agreement, the undersigned will not at any time use, copy or duplicate the System or any aspect thereof, or any of the Franchisor's trade secrets, recipes, methods of operation, processes, formulas, advertising, marketing, designs, plans, know-how or other proprietary ideas or information, nor will the undersigned convey, divulge, make available or communicate such informa tion to any third party or assist others in using, copying or duplicating any of the foregoing.

          (C)  INFRINGEMENT.  The undersigned will not at any time commit any
               ------------
act which would infringe upon or impair the value of the System or the Marks, nor will any of them engage in any business or market any product or service under a trade name, trademark, service mark, logo or design that is confusingly or deceptively similar to any of the Marks.

          (D)  SOLICITATION OF EMPLOYEES.  Each of the undersigned agrees that
               -------------------------
from and after the date hereof, he or she will not solicit, entice or induce, directly or indirectly, any employee of the Franchisor or an Affiliate to leave the employment of the Franchisor or an Affiliate to work with the undersigned, or any of them, or with any person or entity with whom he or she is or becomes affiliated.

     2.   REASONABLENESS OF SCOPE AND DURATION.  Each of the undersigned agree
          ------------------------------------
that the covenants and agreements contained in Section 1 are, taken as a whole, reasonable with respect to the activities covered and their geographic scope and duration, and no party shall raise any issue of the reasonableness of the areas, activities or duration of any such covenants in any proceeding to enforce any such covenants.

     3.   ENFORCEABILITY.  Each of the undersigned agrees that the Franchisor
          --------------
may not be adequately compensated by damages for a breach of any of the covenants and agreements contained herein, and that the Franchisor shall, in addition to all other remedies, be entitled to injunctive relief and specific performance. The coven ants and agreements contained in this Non-Competition Agreement shall be construed as separate covenants and agreements, and if any court shall finally determine that the restraints provided for in any such covenants and agreements are too broad as to the area, activity or time covered, said area, activity or time covered may be reduced to whatever extent the court deems reasonable, and such covenants and agreements shall be enforced as to such reduced area, activity or time.

     4.   ACKNOWLEDGEMENT.  Each of the undersigned hereby acknowledge that (i)
          ---------------
it is a condition to the granting of the Franchise to Franchisee that each of the undersigned execute and deliver a copy of this Non-Competition Agreement to Franchisor on the date the Agreement is executed, and (ii) that Franchisor has entered into the Agreement in reliance upon the agreement of the undersigned to do so.

     5.   MISCELLANEOUS.
          -------------

          (A)  DEFINITIONS.  Except as otherwise defined in this Non-Competition
               -----------
Agreement, all capitalized terms shall have the same meaning given them in the Agreement.

          (B)  AFFILIATE.  As used herein, the term "Affiliate" means any person
               ---------
or entity that is a Papa John's Pizza franchisee of Franchisor or a sublicensor of Franchisor.

          (C)  SURVIVAL.  This Non-Competition Agreement shall inure to the
               --------
benefit of, and be binding upon the undersigned and the undersigned's legal repres entatives, heirs, successors and assigns, and upon the Franchisor and its successors and assigns. During any period in which any of the covenants in
Section 1, above is being breached or violated, including any period in which any of the parties hereto seeks judicial enforcement, interpretation or modification of any such covenant, and all appeals thereof, the Restricted Period shall toll and be suspended.

          (D)  WAIVER OF BREACH.  The waiver by the Franchisor of a breach of
               ----------------
any provision of this Non-Competition Agreement by any of the undersigned shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision by any of the undersigned.

          (E)  AMENDMENTS.  This Non-Competition Agreement may not be amended
               ----------
orally, but only by an amendment in writing signed by the party against whom enforcement is sought.

          (F)  GOVERNING LAW; JURISDICTION AND VENUE.  Unless expressly
               -------------------------------------
prohibited by the laws of the state in which the Outlet is located, (i) this Non-Competition Agreement shall be governed by, and construed and enforced in accordance with the laws of Kentucky; provided, however, that if any provision of this Non-Competition Agreement would not be enforceable under the laws of Kentucky (or the state where the Outlet is located, if applicable), then such provision shall be interpreted and construed to bind the undersigned to the maximum extent permitted by law which is subsumed within the terms of such provision as though it were separately articulated herein and made a part hereof; (ii) any action, suit or proceeding arising hereunder or concerning the interpretation of this Non-Competition Agreement shall be brought in the court of proper subject matter jurisdiction located in Jefferson County, Kentucky; and
(iii) the undersigned hereby irrevocably consent and submit to personal jurisdiction and venue in and by the courts within Jefferson County, Kentucky.

          (G)  COUNTERPARTS.  This Non-Competition Agreement may be executed in
               ------------
several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (H)  CONSTRUCTION.  In the event this Non-Competition Agreement is
               ------------
executed by more than one person or entity, all of such persons or entities shall be severally, not jointly, liable for the breach of any representation, warranty, covenant or agreement contained herein. All references to the masculine, singular or plural shall be equally applicable to the singular, plural, masculine or feminine as the case may require.


     IN WITNESS WHEREOF, each of the undersigned have executed this Confidentiality and Non-Competition Agreement on the day, month, and year set forth opposite their signature.


__________________________________________        DATE: ___________________
RICHARD F. SHERMAN


__________________________________________        DATE: ___________________
MARTIN T. HART


__________________________________________        DATE: ___________________
JACK A. LAUGHERY


__________________________________________        DATE: ___________________
MICHAEL J. GRISANTI

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT

                                   EXHIBIT B
                                   ---------

                        OWNERSHIP RESTRICTION AGREEMENT



     In consideration of, and as an inducement to, the execution by PAPA JOHN'S INTERNATIONAL, INC. ("Franchisor") of the Franchise Agreement of even date herewith and attached hereto (the "Agreement"), by and between Franchisor and PJVA, INC. ("Franchisee"), the undersigned, who are the beneficial owners of all interests in Franchisee, hereby represent, warrant, covenant, and agree:

     1.   REPRESENTATIONS OF THE UNDERSIGNED.  Each of the undersigned, jointly
          ----------------------------------
and severally, represent and warrant to Franchisor:

          (A) That they are the owners of all equity, voting and other ownership interests in the Franchisee.

          (B) That the Franchisee is a corporation, duly organized, validly existing and in good standing under the laws of the State of Virginia, and that Franchisee is qualified to do business in the state where the Franchise is to be located.

     2.   COVENANT NOT TO TRANSFER INTERESTS.  Each of the undersigned agrees
          ----------------------------------
that his interest in Franchisee is restricted in accordance with the terms of the Agreement and covenants that he will not at any time during which Franchisee is a Papa John's Pizza franchisee, directly or indirectly, voluntarily or involuntarily, make any "transfer" (as defined in the Agreement) of all or any portion of his interest in Franchisee, or any interest in the Franchise, or offer or attempt or permit any of the same to be done, unless he first obtains the written approval of Franchisor in compliance with the same provisions applicable to a transfer by Franchisee as set forth in the Agreement. The undersigned shall cause all stock certificates issued by the Franchisee to bear a legend indicating that such stock is subject to the restrictions provided for in the Agreement. Each of the undersigned shall give Franchisor not less than 45 days prior written notice of any intended or proposed transfer of his or her interest in Franchisee, and shall also cause the Franchisee to give such notice as is required by the Agreement.

     3.   GOVERNING LAW; JURISDICTION AND VENUE.  Unless expressly prohibited by
          -------------------------------------
the laws of the state in which the Outlet is located, (a) this Ownership Restriction Agreement shall be governed by, and construed and enforced in accordance with the laws of Kentucky; provided, however, that if any provision of this Ownership Restriction Agreement would not be enforceable under the laws of Kentucky (or the state where the Outlet is located, if applicable), then such provision shall be interpreted and construed to bind the undersigned to the maximum extent permitted by law which is subsumed within the terms of such provision as though it were separately articulated herein and made a part hereof; (b) any action, suit or proceeding arising hereunder or concerning the interpretation of this Ownership Restriction Agreement shall be brought in the court of proper subject matter jurisdiction located in Jefferson County, Kentucky; and (c) the undersigned hereby irrevocably consent and submit to personal jurisdiction and venue in and by the courts within Jefferson County, Kentucky.

     4.   WAIVERS.  No failure of the Franchisor to exercise any right given to
          -------
it, or to insist upon strict compliance by the undersigned with any obligation, agreement or undertaking hereunder or under the Agreement, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Franchisor's right to demand full and exact compliance by the undersigned with the terms hereof. Waiver by Franchisor of any particular default by Franchisee shall not affect or impair Franchisor's rights with respect to any of the undersigned, nor shall any delay or omission of Franchisor to exercise any right arising from such default affect or impair the Franchisor's rights with respect to any of the undersigned.

     5.   ACKNOWLEDGEMENT.  Each of the undersigned hereby acknowledge that (a)
          ---------------
it is a condition to the granting of the Franchise to the Franchisee that the undersigned enter into this Ownership Restriction Agreement, and (b) that Franchisor has entered into the Agreement in reliance upon the agreement of the undersigned to do so.

     6.   MISCELLANEOUS.
          -------------

          (A)  SEVERABILITY.  This Ownership Restriction Agreement may be
               ------------
executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (B)  DEFINITIONS.  Except as otherwise defined in this Ownership
               -----------
Restriction Agreement, all capitalized terms shall have the same meaning given them in the Agreement.

          (C)  SURVIVAL.  This Ownership Restriction Agreement shall inure to
               --------
the benefit of, and be binding upon the undersigned and the undersigned's legal representatives, heirs and assigns, and upon the Franchisor and its successors and assigns.

          (D)  AMENDMENTS.  This Ownership Restriction Agreement may not be
               ----------
amended orally, but only by an amendment in writing signed by the party against whom enforcement is sought.

          (E)  COUNTERPARTS.  This Ownership Restriction Agreement may be
               ------------
executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     7.   CONSTRUCTION.  In the event this agreement is executed by more than
          ------------
one person or entity, all such persons or entities shall be severally, not jointly, liable for the performance of all of the obligations hereunder. Any reference to the masculine shall be construed to include the feminine, masculine, neuter, or plural as applicable.

     IN WITNESS WHEREOF, each of the undersigned represents that he or she owns that percentage of the Franchisee and has executed this Ownership Restriction Agreement on the day, month, and year set forth opposite their signature.

                                                          Ownership
          Signature                   Date                Percentage
          ---------                   ----                ----------


________________________      ______________________       _______
RICHARD F. SHERMAN


________________________      ______________________       _______
MARTIN T. HART


________________________      ______________________       _______
JACK A. LAUGHERY


________________________      ______________________       _______
MICHAEL J. GRISANTI

                                  PAPA JOHN'S

                              FRANCHISE AGREEMENT

                                   EXHIBIT C
                                   ---------

                               ADDENDUM TO LEASE
                               -----------------



     THIS ADDENDUM TO LEASE, dated __________ __, 19__, is entered into by and between ________________________ ("Lessor"), and _____________________
("Lessee").


     RECITALS:
     --------


     A. The parties hereto have entered into a certain Lease Agreement, dated __________ __, 19__, and pertaining to the premises located at
________________________________________ (the "Lease").

     B. Lessor acknowledges that Lessee intends to operate a Papa John's Pizza outlet in the leased premises (the "Premises") under a Papa John's Franchise Agreement (the "Franchise Agreement") with Papa John's International, Inc. ("PJI").

     C. The parties now desire to amend the Lease in accordance with the terms and conditions contained herein.


     AGREEMENT:
     ---------


     NOW, THEREFORE, it is hereby mutually covenanted and agreed between Lessor and Lessee as follows:

     1.   REMODELING AND DECOR.  Lessor agrees that Lessee shall have the right
          --------------------
to remodel, equip, paint and decorate the interior of the Premises and to display such proprietary marks and signs on the interior and exterior of the Premises as Lessee is reasonably required to do pursuant to the Franchise Agreement and any successor Franchise Agreement under which Lessee may operate a Papa John's Pizza business in the Premises.

     2.   ASSIGNMENT.  Lessee shall have the right to assign all of its right,
          ----------
title and interest in the Lease to PJI at any time during the term of the Lease, including any extensions or renewals thereof, without first obtaining Lessor's consent. However, no assign-ment shall be effective until such time as PJI gives Lessor written notice of its acceptance of such assignment, and nothing contained herein or in any other document shall constitute PJI a party to the Lease, or guarantor thereof, and shall not create any liability or obligation on PJI unless and until the Lease is assigned to, and accepted by, PJI.

     3.   DEFAULT AND NOTICE.
          ------------------

          (A) In the event there is a default or violation by Lessee under the terms of the Lease, Lessor shall give Lessee and PJI notice of such default or violation within a reasonable time after Lessor receives knowledge of its occurrence.

          (B) All notices to PJI shall be sent by registered or certified mail, postage prepaid, to the following address:

               Papa John's International, Inc.
               11492 Bluegrass Parkway, Suite 175
               Louisville, Kentucky 40299
               Attn:  General Counsel

PJI may change its address for receiving notices by giving Lessor written notice of such new address. Lessor agrees that it will notify both Lessee and PJI of any change in Lessor's mailing address to which notices should be sent.

     4.   TERMINATION OR EXPIRATION.  Upon the expiration or termination of
          -------------------------
either the Lease or the Franchise Agreement, Lessor will allow PJI to enter the Premises, without being guilty of trespass and without incurring any liability to Lessor, to remove all signs and other items identifying the Premises as a Papa John's Pizza outlet and to make such other modifications as are reasonably necessary to protect PJI's proprietary marks and the Papa John's System, and to distinguish the Premises from Papa John's Pizza outlets. Provided, however, that this obligation of Lessor shall be conditioned upon PJI giving Lessor prior notice of the modifications to be made and the items removed.

     5.   CONSIDERATION; NO LIABILITY.
          ---------------------------

          (A) Lessor hereby acknowledges that the provisions of this Addendum to Lease are required pursuant to the Franchise Agreement under which Lessee plans to operate its business and that Lessee would not lease the Premises without this Addendum.

          (B) Lessor further acknowledges that Lessee is not an agent or employee of PJI and that Lessee has no authority or power to act for, or to create any liability on behalf of, or to in any way bind PJI, and that Lessor has entered into this Addendum to Lease with full understanding that it creates no duties, obligations or liabilities on or against PJI.

     6.   AMENDMENTS.  No amendment or variation of the terms of this Addendum
          ----------
to Lease shall be valid unless made in writing and signed by the parties hereto.

     7.   REAFFIRMATION OF LEASE.  Except as amended or modified herein, all of
          ----------------------
the terms, conditions and covenants of the Lease shall remain in full force and effect and are incorporated herein by reference and made a part hereof as though copied herein in full.


     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first written above.

                                      ______________________________________


                                      By: __________________________________

                                      Title: _______________________________

                                                       ("Lessor")


                                      ______________________________________


                                      By: __________________________________

                                      Title: _______________________________

                                                       ("Lessee")